UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )
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BPI INDUSTRIES INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)
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Notice of Special Meeting of Shareholders
and Proxy Statement/Information Circular

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
PROXY STATEMENT/INFORMATION CIRCULAR
Proposal No. 1 Change the Name of the Company to BPI Energy Holdings, Inc.
Proposal No. 2 Increase the Number of Our Authorized Shares of Common Stock
Proposal No. 3 Increase the Quorum for Meetings of Shareholders
Proposal No. 4 Permit Shareholder Meetings to be Held Outside of British Columbia, Canada

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
       The Special Meeting of Shareholders of BPI Industries Inc. will be held at the Company’s headquarters located at 30775 Bainbridge Road, Suite 280, Solon, Ohio at 9:00 A.M. on Thursday, February 9, 2006. The purpose of the meeting is to separately approve by special resolution amendments to our governing documents that would:

1. change the name of the company to BPI Energy Holdings, Inc.;

2. increase the number of shares of common stock that we are authorized to issue to 200 million shares;

3. increase the quorum necessary to transact business at a meeting of our shareholders to the holders of 33 1/3% of our shares of common stock; and

4. permit meetings of our shareholders to be held outside of British Columbia, Canada.
      Shareholders of record at the close of business on January 10, 2006 are entitled to notice of and to vote at the meeting.

For the Board of Directors

James G. Azlein
Director, President and Chief Executive Officer
January 12, 2006

BPI INDUSTRIES INC.
30775 Bainbridge Road, Suite 280
Solon, Ohio 44139
PROXY STATEMENT/INFORMATION CIRCULAR
Dated January 12, 2006
      The Board of Directors of BPI Industries Inc. (the “Company”) respectfully requests your proxy for use at the Special Meeting of Shareholders to be held at the Company’s headquarters located at 30775 Bainbridge Road, Suite 280, Solon, Ohio at 9:00 A.M. on Thursday, February 9, 2006, and at any adjournments of the meeting. This proxy statement is to inform you about the matters to be acted upon at the meeting.
      The Company’s authorized capital consists of 100,000,000 shares of common stock without par value. As of January 10, 2006, the record date for determining shareholders entitled to notice of and to vote at the meeting, the Company had [63,900,237] shares of common stock issued and outstanding. Unless otherwise permitted by law, only those shareholders of record holding common stock on the record date shall be entitled to vote at the meeting or any adjournment thereof in person or by proxy. Each shareholder of record holding common stock on the record date is entitled to one vote on each matter to be presented at the meeting for each share of common stock registered in his or her name on the list of shareholders as of the record date. This list will be available for inspection during normal business hours at the Company’s transfer agent and at the meeting.
      Abstentions and broker non-votes are counted for purposes of determining a quorum. Since each of the four proposals will require the approval by two-thirds of the votes cast by holders of common stock represented in person or by proxy at the meeting, abstentions and broker non-votes will have the effect of a vote against the applicable proposal. Shareholders will not be entitled to dissenter’s rights with respect to any matter to be considered at the meeting.
      We are mailing this notice of meeting, proxy statement and form of proxy to shareholders on or about January 12, 2006.
SOLICITATION OF PROXIES
      This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors and management of BPI Industries Inc. for use at the Special Meeting of Shareholders for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.
      Although the solicitation will be made primarily by mail, proxies may be solicited personally or by telephone or facsimile by the regular employees of the Company at nominal cost. The cost of solicitation will be borne by the Company. In addition, the Company will request brokers and other custodians, nominees and fiduciaries to forward proxy-soliciting material to the beneficial owners of shares held of record by such persons at the Company’s expense.
      No person is authorized to give any information or to make any representations other than those contained in this proxy statement and, if given or made, such information or representations should not be relied upon as having been authorized.
APPOINTMENT OF PROXIES
      The persons designated as proxies in the enclosed form of proxy are nominees selected by the Company’s management. A shareholder has the right to appoint a person to represent and vote for the shareholder at the meeting other than the persons designated in the enclosed form of proxy. To exercise this right, the shareholder should strike out the names of the persons named in the enclosed form of proxy and insert the name of the shareholder’s nominee in the blank space provided, or complete another proper instrument of proxy. Such other person need not be a shareholder of the Company.

      A proxy must be signed by the shareholder or by the shareholder’s attorney authorized in writing, or, if the shareholder is a corporation, it must either be under its common seal or signed by a duly authorized officer. Evidence of the authority of such attorney or officer, as applicable, must accompany the proxy.
      The completed proxy must be deposited with the Company’s registrar and transfer agent, Pacific Corporate Trust Company, located at the 10th Floor, 625 Howe Street, Vancouver, British Columbia, V6C 3B8, or with the Company’s registered office, located at Suite 1600, 609 Granville Street, Vancouver, British Columbia, V7Y 1C3, at least 48 hours before the time of the meeting or any adjournment thereof at which the proxy is to be used, excluding Saturdays, Sundays and holidays.
VOTING AND EXERCISE OF DISCRETION OF PROXIES
      The shares represented by a proxy will be voted or withheld from voting in accordance with the instructions of the shareholder on any ballot that may be called for, and if the shareholder specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly. If a proxy is signed without a preference indicated, those shares will be voted “FOR” the approval of each of the four proposed amendments to our governing documents.
      We know of no other matters that will be presented at the meeting. However, if other matters do properly come before the meeting, if permitted by applicable law, the persons named in the form of proxy will vote on these matters in accordance with their best judgment.
      To be adopted, each of the four proposals will require approval by a special resolution, being at least two-thirds of the votes cast by holders of common stock represented in person or by proxy at the meeting. None of the proposals is conditioned on the approval of any of the other proposals.
REVOCATION OF PROXIES
      A shareholder may revoke a proxy on any matter on which it has not been previously exercised:

a) by depositing an instrument in writing executed by the shareholder or the shareholder’s attorney authorized in writing, or, if the shareholder is a corporation, it must either be under its common seal or signed by a duly authorized officer, with evidence of the authority of such attorney or officer, as applicable, accompanying the proxy (i) with the transfer agent or the Company’s registered office at any time up to and including the last business day before the day of the meeting or any adjournment thereof at which the proxy is to be used, or (ii) with the Chairman of the meeting at the scheduled commencement of the meeting or adjournment thereof at which time the proxy is to be used, or

b) in any other manner permitted by law.
      Revocation of proxies may also be done electronically. Shareholders who wish to revoke proxies electronically are urged to contact the Company’s transfer agent to determine the availability, and instructions for the use, of this option.
PROPOSED AMENDMENTS TO OUR GOVERNING DOCUMENTS
      The four proposals provide for four separate amendments to our governing documents. The four proposals are being voted upon separately, and each proposal requires the approval by two-thirds of the votes cast by holders of common stock represented in person or by proxy at the meeting. None of the proposals is conditioned on the approval of any of the other proposals.
      Each of the proposed amendments to our governing documents was unanimously approved by our Board of Directors. Our Board of Directors believes that, for the reasons discussed below, each of the proposed amendments to our governing documents is in the best interests of the Company and our shareholders. Our Board of Directors recommends that our shareholders vote in favor of each of the four proposals.

      Proposal Nos. 1 and 2 would amend our Notice of Articles. If Proposal Nos. 1 and 2 are approved, we will file a Notice of Alteration with the British Columbia Registrar of Corporations, and the Registrar will then issue to us a new Notice of Articles that includes these proposals. Proposal Nos. 2 through 4 would amend our Articles of Incorporation. A copy of our proposed Amended and Restated Articles of Incorporation, which includes the amendments proposed by Proposal Nos. 2 through 4, is included in this proxy statement as Appendix A. We urge you to read the proposed Amended and Restated Articles of Incorporation in its entirety.
Proposal No. 1
Change the Name of the Company to BPI Energy Holdings, Inc.
      Proposal No. 1 would amend our Notice of Articles to change the name of the Company from BPI Industries Inc. to BPI Energy Holdings, Inc.
      The Company was incorporated in 1980. Beginning in 1996, the Company had a minority involvement in what is now our Delta Project. In 2001, Methane Management, Inc. acquired the Delta Project subject to our minority interest. In August 2001, the Company acquired Methane Management, Inc. and consolidated 100% of the Delta Project within the Company. James G. Azlein, President of Methane Management, Inc. at the time, became our President, and we created a new management team. We have since divested nearly all of our assets that are not related to CBM projects in the Illinois Basin.
      Since 2001, we enlarged our acreage “footprint” from 43,000 acres to the 418,435 acres of CBM rights that we currently control, drilled CBM test and production wells at the Delta and Montgomery Projects, installed gathering and production facilities at the Delta Project, and commenced gas sales from our productive wells at the Delta Project. We are now engaged exclusively in the acquisition, exploration, development and production of CBM reserves located in the Illinois Basin.
      Our Board of Directors believes that the name BPI Energy Holdings, Inc. will more appropriately identify the Company with the industry in which it now operates. Our Board believes that the name change will attract greater interest in the Company by potential investors, customers, business partners and other members of the public, and is therefore in the best interests of the Company and our shareholders.
Proposal No. 2
Increase the Number of Our Authorized Shares of Common Stock
      Proposal No. 2 would amend our Notice of Articles and Articles of Incorporation to increase the number of shares of our common stock that we are authorized to issue to 200 million shares. Our Notice of Articles and Articles of Incorporation currently authorize the issuance of up to 100 million shares of our common stock.
      As of January 10, 2006, the Company has [63,900,237] shares of our common stock outstanding. As of the same date, [9,489,816] shares of our common stock are issuable upon the exercise of warrants held by third parties, and [4,070,612] shares of our common stock are issuable upon the exercise of options held by our officers, directors, employees and others. If all of these outstanding warrants and options are exercised, we would have [77,460,665] shares of our common stock outstanding. In addition, our Board of Directors has adopted, and our shareholders approved at our annual meeting on December 13, 2005, the BPI Industries Inc. 2005 Omnibus Stock Plan, pursuant to which we may issue stock options and other equity-based awards for up to 5,000,000 shares of our common stock. Our outstanding equity is therefore approaching our current limit of 100 million authorized shares of common stock.
      The purpose for the increase in the authorized number of shares of our common stock is to provide the Company with the ability to issue additional shares in the future in connection with possible equity financings, strategic transactions and joint ventures, and equity-based awards to our employees, directors and consultants. The additional availability of shares would also allow the Company to facilitate stock splits, stock dividends and other distributions of common stock to our shareholders. Having such additional authorized shares available would give the Company greater flexibility by permitting shares to be issued in connection with a particular transaction without the delay incident to holding a special meeting of shareholders to increase our authorized shares at that time. We currently have no plans, understandings or agreements relating to any equity financing, strategic transaction or joint venture. We also currently have no plans, understandings or agreements relating to the issuance of equity-based awards to our employees, directors and consultants, other than pursuant to the 2005 Omnibus Stock Plan.
      We are not currently generating net income or positive cash flow from operations, and the amount of CBM gas that we are currently selling is not significant. Even if we achieve increased revenues and positive cash flow from operations in the future, we anticipate increased exploration, development and other capital expenditures as we continue to explore and develop our CBM rights. Our capital expenditure budget for the 12-month period ending April 30, 2006 totals approximately $33 million. This amount anticipates drilling 147 new wells, including 140 new production wells at the Delta Project and seven new test wells. Our revenues and cash balances may not be sufficient to fund our operations beyond April 30, 2006. Therefore, in order to achieve our long-term plans and maintain a viable business, we will need to raise additional financing. This financing could be in the form of conventional borrowing but also could include the issuance by us of additional common stock, warrants or other instruments convertible into shares of our common stock, or other equity.
      Under the rules of the American Stock Exchange, we will be required to obtain shareholder approval for any transaction in which we sell shares of our common stock, at a price per share less than the greater of book value or market value, in an amount equal to 20% or more of the number of our then-outstanding shares of common stock. This rule does not apply to a “public offering,” which would generally include a firm commitment underwritten offering of common stock that is registered with the Securities and Exchange Commission. We will also be required to obtain shareholder approval if in connection with an acquisition of the stock or assets of another company we issue a number of shares of our common stock that results in an increase in the number of our then-outstanding shares of common stock by 20% or more. The shareholder approval required in any of the foregoing transactions will require the affirmative vote of the holders of a majority of the shares of our common stock represented in person or by proxy at a meeting of our shareholders or, in the case of a written action without a meeting, the affirmative vote of the holders of a majority of the shares of our common stock entitled to vote on the matter.
      Any issuance by the Company of shares of common stock, including the additional shares that would be authorized if this proposal is adopted, would dilute the present equity ownership position of our existing shareholders. Our shareholders do not have the preemptive right to purchase any shares of our common stock that we may issue in the future.
      Although we currently do not have any specific plans to engage in any of the transactions or issuances described above, our Board of Directors believes that the Company should have access to a sufficient number of authorized shares so that the Company has the flexibility to consider all of the financing, strategic and other options that may be available to it at any given time. Our Board of Directors therefore believes that the proposed increase in the number of our authorized shares is in the best interests of the Company and our shareholders.
      This proposed amendment appears in Section 2.1 of our proposed Amended and Restated Articles of Incorporation, which is included in this proxy statement as Appendix A.
      Set forth below is a summary of the material terms of our common stock and a brief comparison of the shareholders rights that exist under the laws of British Columbia, where we are incorporated, and, as an example of shareholder rights in the United States, the laws of the State of Delaware.
Description of Our Common Stock
      The following is a summary of the terms of our common stock. The rights of the holders of our common stock are defined by our Articles of Incorporation and the British Columbia Business Corporations Act. You should refer to those documents and provisions for more complete information regarding our common stock.

      Holders of our common stock have one vote per share on all matters upon which our shareholders are entitled to vote, including the election of directors. In the election of directors, holders of our common stock do not have cumulative voting rights. The holders of our common stock have no preemptive right to purchase any of our securities or any securities that are convertible into or exchangeable for any of our securities. Our common stock is not subject to any provisions relating to redemption. Our common stock is not by its terms subject to any restrictions on alienation. Our common stock has no conversion rights and is not subject to further calls or assessments by us. All outstanding shares of our common stock are fully paid and nonassessable.
      Holders of our common stock have equal rights to receive dividends when, as and if declared by our Board of Directors, out of funds legally available therefor. Holders of our common stock are entitled, upon the liquidation of the company, to share ratably in the net assets available for distribution, subject to the rights, if any, of holders of any preferred stock then outstanding. We currently have no class of preferred stock authorized or outstanding. To increase the authorized number of shares of common stock outstanding or create a class of preferred stock, the affirmative vote of the holders of two-thirds of our common stock represented in person or by proxy at a meeting of our shareholders would be required.
      Our common stock is currently traded on the American Stock Exchange under the symbol “BPG.”
Comparison of Shareholder Rights Under British Columbia and Delaware Law
      The shareholder rights that exist under the terms of our common stock and British Columbia law are in some instances different than what they would be, for example, under the laws of the State of Delaware, where many U.S. corporations are incorporated. Although some differences exist between the corporation laws of the two jurisdictions, we believe that the differences are not significant.
      For example, neither British Columbia law nor Delaware law requires corporations to provide shareholders with cumulative voting rights. Neither British Columbia law nor Delaware law requires corporations to provide shareholders with preemptive rights to purchase any securities of the corporation. Under both British Columbia law and Delaware law, shareholders have the right to dissent from most cash-for-stock mergers of a corporation and seek an appraisal of the value of their shares. Under British Columbia law such dissenters’ rights extend to the sale of all or substantially all of a corporation’s assets, although under Delaware law they do not.
      Under both British Columbia law and Delaware law, shareholders may generally approve corporate matters in a written action taken without a formal meeting of shareholders. Although Delaware law does not require that shareholders have the right to call a special meeting, British Columbia law provides that one or more shareholders holding at least five percent of the voting shares of a corporation may cause a shareholders meeting to be called. Under British Columbia law and our current Articles of Incorporation, two shareholders entitled to vote at a meeting and who hold at least five percent of our shares constitute a quorum for the purpose of transacting business at a meeting. Under Delaware law, a majority of the shares entitled to vote, unless the corporation’s certificate of incorporation provides for a lower percentage not less than one-third of the shares entitled to vote, constitute a quorum at a meeting of shareholders.
      Under British Columbia law and our Articles of Incorporation, we may in general alter our Articles only with the approval of the holders of two-thirds of our common stock represented in person or by proxy at a meeting of our shareholders. Delaware law requires the approval of the holders of at least a majority of the outstanding stock of a corporation to amend a Delaware corporation’s certificate of incorporation. In addition, under British Columbia law and our Articles of Incorporation, shareholders that hold at least two-thirds of our common stock represented in person or by proxy at a meeting of our shareholders may remove a director before the end of the director’s term of office. Under Delaware law, a director may generally be removed from office before the end of the director’s term by the holders of a majority of the corporation’s outstanding stock.
      Under British Columbia law, we may generally not enter into an amalgamation (which is referred to as a merger in the United States) or sell all or substantially all of our assets unless the transaction is approved by the holders of two-thirds of our common stock represented in person or by proxy at a meeting of our shareholders. Delaware law generally requires the approval of mergers, consolidations and sales of all or substantially all of a corporation’s assets by a majority of the voting power of the corporation.
      Both British Columbia law and Delaware law generally permit corporations to issue preferred stock or shareholder rights (also known as a “poison pill”). A British Columbia or Delaware corporation may generally issue preferred stock or shareholder rights that would have the effect of deterring a takeover attempt, including a takeover attempt that might be in the best interests of the corporation or its shareholders. We do not currently have either preferred stock or shareholder rights outstanding, although our Articles of Incorporation permit us to issue preferred stock and do not restrict us from issuing shareholder rights. We currently have no plans to issue any preferred stock or shareholder rights, but we will be able to do so at any time in the future.
Investment Canada Act
      There is no limitation imposed by the laws of Canada, the laws of British Columbia or our Articles of Incorporation on the right of a non-resident to hold or vote our common stock, other than as provided in the Investment Canada Act, which generally prohibits a reviewable investment by an entity that is not a “Canadian” entity, unless after review the applicable minister is satisfied that the investment is likely to be of “net benefit” to Canada.
      An investment in our common stock by a non-Canadian who is not a “WTO investor,” at a time when we are not already controlled by a WTO investor, would be reviewable under the Investment Canada Act if it is an investment to acquire control and the value of our assets is CAD$5 million or more. Regardless of the value of the proposed transaction, an order for review may be made by the Canadian government if the investment is related to Canada’s cultural heritage or national identity.
      An investment in our common stock by a WTO investor, or by a non-Canadian at a time when we are already controlled by a WTO investor, would be reviewable under the Investment Canada Act if it is an investment to acquire control and the value of our assets is not less than a specified amount (CAD$250 million in 2005).
      The Investment Canada Act has detailed rules to determine control. For example, a non-Canadian would acquire control of us for purposes of the Investment Canada Act if a majority of our outstanding common stock was acquired; acquisition of less than a majority but more than one-third of our outstanding common stock would be a rebuttable presumption of a control acquisition having occurred. Control also could be deemed to occur through the acquisition of all or substantially all of our assets.
      A “WTO investor” generally includes governments of, or individuals who are nationals of, member states of the World Trade Organization and corporations and other entities that are controlled by them. The United States and most all of the principal economies of the world are currently members of the World Trade Organization.
      If any of the thresholds described above is exceeded, an application for review must be filed with the Investment Review Division of Industry Canada and/or, if the business is related to Canada’s cultural heritage or national identity, with the Department of Canadian Heritage. Reviews are undertaken by the Minister of Industry, the Minister of Cultural Heritage or both ministers, depending on the nature of the business under review.
      The Investment Canada Act provides for an initial 45-day review period. The reviewing minister may unilaterally extend the review period for an additional 30 days and, with the consent of the proposed investor, for longer periods of time. In reviewing whether an investment is of “net benefit” to Canada, the reviewing minister is directed to take into account the following factors:

•	the effect of the investment on the level and nature of economic activity in Canada;

•	the degree of involvement by Canadians in the business;

•	the effect of the investment on productivity, industrial efficiency, technological development, product innovation and product variety in Canada;

•	the effect of the investment on competition within any industry in Canada;

•	the compatibility of the investment with national industrial, economic and cultural policies; and

•	the effect of the investment on Canada’s ability to compete in world markets.
      If none of the thresholds described above are exceeded and no review is required, a notification may generally still be required to be filed with Industry Canada and/or the Department of Canadian Heritage.
Proposal No. 3
Increase the Quorum for Meetings of Shareholders
      Proposal No. 3 would amend our Articles of Incorporation to increase the quorum requirement for a meeting of our shareholders. Under our current Articles of Incorporation, two shareholders entitled to vote at a meeting and who hold at least five percent of our shares constitute a quorum for the purpose of transacting business at a meeting of our shareholders. The proposed amendment to our Articles of Incorporation would raise the quorum requirement to the holders of 33 1/3% of our shares of common stock. At this Special Meeting of Shareholders, our current quorum requirement will apply.
      The rules of the American Stock Exchange require listed companies to have a quorum requirement no lower than the holders of 33 1/3% of the company’s common stock. In connection with listing our common stock on the Exchange, we are required to raise our quorum requirement to the minimum quorum permitted by the rules of the Exchange. We are required to implement this change by March 13, 2005.
      In addition, our Board of Directors believes that it is not appropriate for a small minority of our shareholders to have the ability to approve or defeat matters that are presented to a vote of our shareholders. The increased quorum requirement will prevent matters from being approved or defeated at a meeting of our shareholders when as few as only two of our shareholders are represented at the meeting.
      For the foregoing reasons, our Board of Directors believes that the proposed amendment to our Articles of Incorporation to increase our quorum requirement is in the best interests of the Company and our shareholders.
      This proposed amendment appears in Section 11.3 of our proposed Amended and Restated Articles of Incorporation, which is included in this proxy statement as Appendix A.
Proposal No. 4
Permit Shareholder Meetings to be Held Outside of British Columbia, Canada
      Proposal No. 4 would amend our Articles of Incorporation to permit meetings of our shareholders to be held outside of British Columbia, Canada. Currently, since our Articles of Incorporation are silent on where our shareholder meetings can be held, under the British Columbia Corporations Act we cannot hold shareholder meetings outside of British Columbia without the consent of the British Columbia Registrar of Corporations.
      Although the Company is currently incorporated in British Columbia, we moved our corporate headquarters from Vancouver, British Columbia to Solon, Ohio in early 2005. This move was part of our overall plan to consolidate our operations in the United States and to have our common stock listed on a U.S. national securities exchange. We maintain a records office and registered office in Vancouver, British Columbia. However, our executive officers are located at our offices in Solon, Ohio, and our field office is located in Marion, Illinois. All of our employees are located in either Ohio or Illinois. In addition, most of our investors are located in the United States.
      Our Board of Directors believes that the Company should have the flexibility to have shareholder meetings at or near the Company’s corporate headquarters in Ohio or the Company’s field office in Illinois or at other places within or outside of the United States. This flexibility will allow the Company to hold meetings where attendance by our shareholders can be maximized. For these reasons, our Board believes that this proposed amendment is in the best interests of the Company and our shareholders.
      This proposed amendment appears in Section 10.9 of our proposed Amended and Restated Articles of Incorporation, which is included in this proxy statement as Appendix A.
BENEFICIAL OWNERSHIP OF COMMON STOCK
      The following table sets forth information regarding the beneficial ownership of our common stock as of [January 10, 2006] by (i) each of our executive officers and Directors and (ii) all of our executive officers and Directors as a group. The table includes shares underlying options and warrants held by executive officers and Directors. All of these options and warrants are currently exercisable. Percentage ownership is calculated in accordance with Rule 13d-3 of the U.S. Securities Exchange Act of 1934, as amended (the “U.S. Exchange Act”) based on the total number of shares outstanding as of [January 10, 2006].

	Number of
	Voting
	Shares	Percent
Name	Owned(1)(2)	Ownership

James G. Azlein	3,626,658	5.49%
George J. Zilich	965,686	1.50%
Costa Vrisakis	1,935,522	3.01%
William J. Centa	300,000	*
Dennis Carlton	300,000	*
All Directors and executive officers as a group (5 persons)	7,127,866	10.54%

*	Less than 1%.

(1)	Unless otherwise indicated, beneficial ownership of the shares held by each individual consists of sole voting power and sole investment power, or of voting power and investment power that is shared with the spouse of the individual.

(2)	Includes the following numbers of shares of common stock beneficially owned apart from options and warrants: Mr. Azlein, 1,476,046 shares; Mr. Zilich, 285,686 shares; Mr. Vrisakis, 1,635,522 shares; Mr. Centa, 0 shares; and Mr. Carlton, 0 shares.

      The following table shows information relating to all persons who, as of [January 10, 2006], were known by Directors and senior officers of the Company to beneficially own more than five percent of the Company’s outstanding common stock. The table includes shares underlying warrants that are currently exercisable.

	Number of
	Voting Shares	Percent
Name and Address of Beneficial Owner	Owned	Ownership

James G. Azlein	3,626,658	5.49%
c/o BPI Industries Inc. 30775 Bainbridge Road, Suite 280 Solon, Ohio 44139
Advisory Research, Inc.(1)	9,372,500	14.67%
180 N. Stetson Street, Suite 5500 Chicago, Illinois 60601
Commonwealth Bank of Australia(2)	5,107,100	7.84%
48 Martin Place, Level 2 Sydney, Australia NSW 2000
Jennison Associates LLC	7,600,000	11.67%
466 Lexington Avenue New York, New York 10017
Wellington Capital Management	6,000,000	9.39%
227 West Monroe Street Chicago, Illinois 60606

(1)	The common stock listed was reported by Advisory Research, Inc. on October 6, 2005 in an Early Warning Report under the Alternative Reporting System of Canadian National Instrument 62-103.

(2)	The common stock listed was reported on December 15, 2005 in a Schedule 13G filed with the Securities and Exchange Commission and includes shares beneficially owned by Colonial First State Investment Group Limited and First State Investment Management (UK) Limited, each of which was reported to be a wholly owned subsidiary of Commonwealth Bank of Australia.

EXECUTIVE COMPENSATION
      The following disclosure concerning executive compensation has been prepared in accordance with the requirements of Canadian Form 51-102F6 Statement of Executive Compensation of National Instrument 51-102 and the U.S. Exchange Act. During the fiscal year ended July 31, 2005, the Company had three named executive officers (as defined in Form 51-102F6) as determined pursuant to Canadian National Instrument 51-102, namely Mr. James G. Azlein, its President and Chief Executive Officer, Mr. George J. Zilich, its Chief Financial Officer, General Counsel and Secretary, and Mr. Keith A. Ebert, its former Vice President.
Summary Compensation Table

		Annual Compensation			Long Term Compensation

					Awards		Payouts

					Securities	Restricted
Named Executive					Under	Shares or
Officer and				Other Annual	Options	Share	LTIP	All Other
Principal Position	Year(1)	Salary	Bonus	Compensation	Granted	Units	Payouts	Compensation

James G. Azlein	2005	$163,000	$100,000	$0	1,422,278	$0	$0	$0
President & CEO	2004	111,286	7,808	0	320,000	0	0	0
	2003	145,917	6,500	0	320,000	0	0	0
George J. Zilich	2005	$65,000	$0	$0	475,000	$0	$0	$0
CFO, General	2004	—	—	—	—	—	—	—
Counsel &	2003	—	—	—	—	—	—	—
Secretary(2)
Keith A. Ebert	2005	$44,200	$40,000	$0	341,667	$0	$0	$0
Former Vice-	2004	58,338	7,479	0	0	0	0	0
President(2)	2003	47,272	6,705	0	125,000	0	0	0

(1)	For fiscal years ended July 31.

(2)	During the most recently completed fiscal year, on March 27, 2005, Mr. Ebert resigned as Director and Vice-President. Mr. Zilich was appointed as the Company’s Chief Financial Officer and General Counsel on January 21, 2005. Mr. Zilich was appointed Secretary on March 28, 2005.
Option Grants in Last Fiscal Year
      The following table sets forth the details of all stock options to acquire securities of the Company granted to the named executive officers during the most recently completed fiscal year.

	Individual Grants

		Percent of			Potential Realizable Value
	Number of	Total			at Assumed Annual Rate of
	Securities	Options			Stock Price Appreciation
	Underlying	Granted to			for Option Term(2)
	Options	Employees in	Exercise	Expiration
	Granted	Fiscal Year	Price(1)	Date	5%	10%

James G. Azlein	456,666		$1.25	11/29/09	$157,949	$349,026
	965,612		1.97	11/20/10	524,342	1,158,658

	1,422,278	51.91%			$682,291	$1,507,684
George J. Zilich	175,000		$1.97	1/20/10	$95,028	$209,986
	300,000		1.79	3/27/10	148,371	327,861

	475,000	17.34%			$243,399	$537,847
Keith A. Ebert	341,667	12.47%	$1.00	11/29/09	$94,380	$208,556

(1)	The exercise price per share of each option is equal to the fair market value per share of the underlying stock on the date of grant, as determined by quoted market prices, and converted from Canadian dollars to U.S. dollars using the published exchange rate on the date of grant.

(2)	The potential realizable value shown is calculated based on the term of the option at the time of grant. Stock price appreciation of 5% and 10% is assumed pursuant to the rules and regulations of the U.S. Securities and Exchange Commission and does not represent our prediction of stock price performance. The potential realizable values at 5% and 10% appreciation are calculated by assuming that the U.S. dollar equivalent exercise price on the date of grant appreciates at the indicated rate for the entire term of the option and that the option is exercised at the U.S. dollar equivalent exercise price and sold on the last day of its term at the U.S. dollar equivalent appreciated price, assuming a constant exchange rate from the date of grant.
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
      The following table sets forth the aggregate options exercised by the named executive officers during the most recently completed fiscal year, and the number and value of unexercised options on an aggregated basis as of the end of the most recently completed fiscal year.

			Number of Shares
			Underlying Unexercised	Value of Unexercised
	Securities		Options at Fiscal	In-the-Money Options at
	Acquired on		Year End	Fiscal Year End(1)
Named Executive Officer	Exercise	Value Realized	Exercisable/Unexercisable	Exercisable/Unexercisable

James G. Azlein	445,555	$317,569	1,985,612/ 0	$660,983/ $0
George J. Zilich	0	N/A	475,000/ 0	$0/ $0
Keith A. Ebert	313,889	$246,054	341,667/0	$192,339/ $0

(1)	Value is determined based on the closing market price of our common stock on July 31, 2005 as reported by the TSX Venture Exchange, converted from Canadian dollars to U.S. dollars using the published exchange rate on July 31, 2005.
Agreements with Our Employees
      We entered into an employment agreement on January 6, 2005 with George J. Zilich, our Chief Financial Officer and General Counsel. Mr. Zilich’s employment agreement provides that he will be an at-will employee of the Company. Mr. Zilich’s employment agreement entitles him to a base salary of $120,000 per year, a grant of options to purchase 175,000 shares of our common stock pursuant to our Incentive Stock Option Plan, and the right to participate in the benefits offered to our other senior executives. If Mr. Zilich is terminated by us without “cause,” he is entitled to receive a severance payment equal to two times his salary and benefits.
      We also entered into an employment agreement on January 31, 2005 with Randy Elkins, our Controller. Mr. Elkins’ employment agreement provides that he will be an at-will employee of the Company. Mr. Elkins’ employment agreement entitles him to a base salary of $80,000 per year, an immediate grant of 25,000 options, a grant of 25,000 options after three months, and additional grants of 25,000 options based upon the achievement of performance goals after 12 months and every six months thereafter, subject to a maximum of 175,000 options. Mr. Elkins’ employment agreement also gives him the right to receive health insurance through the plan that we maintain for our employees.
      We also entered into an agreement on April 17, 2004 with James G. Azlein, our President and Chief Executive Officer, pursuant to which we agreed to grant to Mr. Azlein, in exchange for personally guaranteeing 11.025% of a $2,000,000 loan to a company 11.025% of which is indirectly owned by us, a number of shares of our common stock equal to 10% of the value of the guarantee. Pursuant to this agreement, we have issued 50,990 shares of our common stock to Mr. Azlein. Under the terms of this agreement, if Mr. Azlein is required to perform under the guarantee, he has no recourse to pursue any legal action for contribution or indemnification against us.
Management Contracts
      Management functions of the Company and any subsidiary thereof are not, to any substantial degree, performed other than by the Directors or executive officers of the Company or any subsidiary thereof.

Incentive Stock Option Plan
      We have established an Incentive Stock Option Plan for issuance of options to purchase shares of our common stock to our officers, Directors, employees and consultants. The number of shares reserved for issuance under this plan is limited to not more than 10% of the total number of shares of our common stock outstanding at any time.
      Options issued to officers, Directors, employees and consultants as a group cannot exceed 10% of our total shares of common stock outstanding. In any year, issuances to officers and Directors as a group cannot exceed 10% of our total shares of common stock outstanding at the date of grant (excluding shares of common stock issued under the Incentive Stock Option Plan or any other equity compensation arrangement during the preceding one-year period). In addition, under the plan in any one year we cannot issue options in excess of 5% of our outstanding shares of common stock to any individual officer or Director. Each of these calculations is made on a non-diluted basis.
      The Incentive Stock Option Plan permits options to be issued with exercise prices at a discount to the market price of our common stock. However, the majority of our options were issued with exercise prices equal to the closing market price of our common stock on the date of grant. As of January 10, 2006, we have options outstanding to purchase [4,070,612] shares of our common stock, all of which were issued with an exercise price equal to the market price of our common stock on the date of grant. All of the options granted by us to U.S. plan participants since November 2004 and all other participants since January 2005 have exercise prices equal to the closing market price of our common stock on the date of grant.
      On November 9, 2005, our Board of Directors unanimously approved and adopted the BPI Industries Inc. 2005 Omnibus Stock Plan, subject to approval by our shareholders at the 2005 Annual Meeting of Shareholders and our common stock being delisted from the TSX Venture Exchange. The Plan became effective on December 13, 2005, when our shareholders approved the Plan and our common stock was delisted from the TSX Venture Exchange. The material terms of the Plan are summarized in, and a copy of the Plan has been filed as an exhibit to, the Current Report on Form 8-K that we filed with the Securities and Exchange Commission on December 15, 2005. We intend to cease making option grants under our Incentive Stock Option Plan and commence making such grants and possibly other equity-based awards under our 2005 Omnibus Stock Plan.
Compensation Committee Interlocks and Insider Participation
      None of our executive officers serve as a member of the board of directors or compensation committee of any entity that has one or more executive officers who serve on our Board of Directors or Compensation Committee.
Report of the Compensation Committee on Executive Compensation
      The Compensation Committee is responsible for the following matters relating to the compensation of the Company’s executive officers:

•	determination of the compensation and bonus arrangements of the Company’s executive officers;

•	administration of the long-term incentive plans in which the Company’s executive officers participate; and

•	the granting of stock options and other equity-based compensation awards to the Company’s executive officers.
      The Committee believes that executive compensation should be determined primarily based on the levels required to attract and retain the executive talent that is necessary to achieve the Company’s goals and objectives. These goals and objectives seek to promote the long-term profitable growth of the Company.
      The Committee also believes that executive compensation should be correlated with the performance of the executive officer and the Company. Because the Company is in the early stages of its development, the performance of the Company’s executive officers is not measured against the Company’s reported earnings or other measure of financial performance. Instead, the performance of the Company’s executive officers is measured against the Company’s growth objectives and development plans and the executive officer’s expected and actual contribution to the achievement of those objectives and plans. The Committee also takes into consideration the executive officers’ compensation history, their past and expected individual contributions to the Company, and the compensation paid to the executive officers of similar companies.
      The Company currently uses salary, bonus and stock option awards to compensate and motivate its executive officers. The manner of application of these compensation tools for individual executive officers is based upon the nature and scope of the particular executive officer’s responsibilities.
      During the Company’s fiscal year ended July 31, 2005, the Company paid Mr. James G. Azlein, the Chief Executive Officer and President of the Company, base salary of $163,000 and bonus compensation of $100,000. During the Company’s fiscal year ended July 31, 2005, Mr. Azlein was awarded options to purchase 1,422,278 shares of the Company’s common stock. In approving this base compensation, bonus amount and stock option awards, the Committee took into account, in addition to the factors described above, the accomplishments of the Company during the fiscal year, including the Company’s continued expansion of its CBM acreage rights, the commencement of its drilling program, and the Company’s successful completion of two equity financings.
      The compensation arrangements of Mr. George J. Zilich, the Chief Financial Officer and General Counsel of the Company, are governed by an employment agreement entered into between the Company and Mr. Zilich on January 6, 2005. Mr. Zilich’s employment agreement entitles him to a base salary of $120,000 per year, a grant of options to purchase 175,000 shares of the Company’s common stock pursuant to the Company’s Incentive Stock Option Plan, and the right to participate in the benefits offered to the Company’s other senior executives. If Mr. Zilich is terminated by the Company without “cause,” he is entitled to receive a severance payment equal to two times his salary and benefits. Mr. Zilich’s employment agreement was approved by the Board of Directors. Mr. Zilich did not receive a bonus during the Company’s fiscal year ended July 31, 2005. During the Company’s fiscal year ended July 31, 2005, Mr. Zilich was awarded options to purchase 475,000 shares of the Company’s common stock.
      The Company has established an Incentive Stock Option Plan for issuance of options to purchase shares of the Company’s common stock to officers, directors, employees and consultants. The number of shares reserved for issuance under this plan is limited to not more than 10% of the total number of shares of the Company’s common stock outstanding at any time. In any year, issuances to officers and directors as a group cannot exceed 10% of the Company’s total shares of common stock outstanding at the date of grant (excluding shares of common stock issued under the Incentive Stock Option Plan or any other equity compensation arrangement during the preceding one-year period). In addition, under the plan in any one year the Company cannot issue options in excess of 5% of its outstanding shares of common stock to any individual officer or director. Each of these calculations is made on a non-diluted basis. During the Company’s fiscal year ended July 31, 2005, the Company awarded options to purchase 2,238,945 shares of its common stock to its executive officers.
Members of the Compensation Committee:
Dennis Carlton (Chairperson)
Costa Vrisakis
William J. Centa
Interest of Informed Persons in Material Transactions
      For purposes of the following discussion, “Informed Person” means (a) a Director or executive officer of the Company; (b) a director or executive officer of a person or company that is itself an Informed Person or a subsidiary of the Company; (c) any person or company who beneficially owns, directly or indirectly, voting securities of the Company or who exercises control or direction over voting securities of the Company or a combination of both carrying more than 10 percent of the voting rights attached to all outstanding voting securities of the Company, other than the voting securities held by the person or company as underwriter in the course of a distribution; and (d) the Company itself if it has purchased, redeemed or otherwise acquired any of its securities, for so long as it holds any of its securities.
      Except as disclosed below, elsewhere herein or in the Notes (in particular, Note 14) to the Company’s financial statements for the financial year ended July 31, 2005, none of:

a) the Informed Persons of the Company; or

b) any associate or affiliate of the foregoing persons,
has any material interest, direct or indirect, in any transaction since the commencement of the last financial year of the Company or in a proposed transaction that has materially affected or would materially affect the Company or any subsidiary of the Company.
Interest of Certain Persons in Matters to be Acted Upon
      Except as otherwise disclosed herein, none of the Directors or executive officers of the Company at any time since the beginning of the last fiscal year of the Company, the proposed nominees for election as a Director of the Company or any associate or affiliate of the foregoing persons, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matters to be acted upon at the meeting.
Indebtedness of Directors, Executive Officers and Senior Officers
      As of the date hereof, other than indebtedness that has been entirely repaid on or before the date of this proxy statement or “routine indebtedness” as defined in Canadian Form 51-102F5 Information Circular of NI 51-102, none of the individuals who are, or at any time since the beginning of the last fiscal year of the Company were, a Director or executive officer of the Company or any associates of the foregoing persons is, or at any time since the beginning of the most recently completed fiscal year has been, indebted to the Company or any subsidiary of the Company, or is a person whose indebtedness to another entity is, or at any time since the beginning of the most recently completed financial year has been, the subject of a guarantee support agreement, letter of credit or other similar arrangement or understanding provided by the Company or any subsidiary of the Company.
Certain Relationships and Related Transactions
      Randy Oestreich, our Vice President of Field Operations, owns and operates A-Strike Consulting, a consulting company that provides, among other things, laboratory testing related to CBM. We own a lab testing facility and allow A-Strike Consulting to operate the facility. We pay all expenses related to the facility and, in return, receive 80% of the revenue generated from the operations of the facility as reimbursement of our expenses. During the year ended July 31, 2005, we received approximately $59,000 in expense reimbursement related to this arrangement.
      Mr. Oestreich’s brother owns Dependable Service Company, a company that provides general labor services to us. We paid Dependable Services Company $147,000 and $16,000 in fiscal years ended July 31, 2005 and 2004, respectively.
SHAREHOLDER PROPOSALS
      Any shareholder who wishes to submit a proposal to be considered for inclusion in the proxy statement for the Company’s annual meeting in 2006 should send the proposal to BPI Industries Inc., addressed to the Secretary, so that it is received on or before July 19, 2006. We suggest that all proposals be sent certified mail, return receipt requested.

      Pursuant to the Business Corporations Act (British Columbia), a qualified shareholder, being either a registered or beneficial shareholder holding voting securities of the Company who has held those voting securities for a period not less than the two years predating the singing of the proposal, may submit a written proposal, no longer than 1,000 words, for consideration at the Company’s next annual general meeting. The proposal must be signed by the submitter and a sufficient number of shareholders representing no less than 1% of the Company’s issued and outstanding voting securities, and received at the Company’s registered and records office no later than three months prior to the anniversary of the date of the Company’s annual general meeting for the prior year. The proposal must be accompanied by a declaration from the submitter and each co-signatory containing the name and address of that signatory, the number and class of voting security, and, if applicable, the name of the registered shareholder for those shares.
      If the Company has received a valid proposal, the Company must send to all persons entitled to receive notice of the Company’s next annual general meeting, in accordance with the same time limits for sending the notice of meeting, the text of the proposal, the names and mailing addresses of the submitter and supporters, and the text of any statement accompanying the proposal. Unless the Company receives more than one proposal pertaining to substantially the same matter, the Company must allow the submitter to present the proposal, in person or by proxy, at the relevant annual general meeting. Where the Company receives more than one proposal pertaining to substantially the same matter, the Company must only comply with these provisions with respect to the first proposal received by the Company.
      If the Company does not intend to process a proposal because of a statutory exemption from compliance with these provisions, the Company must, within 21 days after the proposal is received by the Company’s registered and records office, send to the submitter a written notice of the Company’s decision as well as the reason(s) why the Company believes it does not have to process the proposal. The submitter has recourse to a court of competent jurisdiction to review the Company’s decision.
ADDITIONAL COPIES OF MEETING MATERIALS
      Additional copies of the materials for the meeting, comprising the notice of meeting, this proxy statement and the form of proxy, will be available at the transfer agent and the registered office during normal business hours.
ADDITIONAL INFORMATION
      Additional information relating to the Company is available on SEDAR at www.sedar.com. Financial information is provided in the Company’s financial statements and Management Discussion and Analysis for its most recently completed fiscal year, copies of which are available on SEDAR.
      We are required to file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. Our Securities and Exchange Commission filings are available to the public over the Internet at the Securities and Exchange Commission’s website located at www.sec.gov. You may also read and copy any document that we file with the Securities and Exchange Commission at the Securities and Exchange Commission’s Public Reference Room located at Headquarters Office, 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may obtain additional information on the Public Reference Room by calling the Securities and Exchange Commission at 1-800-SEC-0330. We maintain a website at www.bpi-industries.com. The information contained on our website is not incorporated by reference in this proxy statement, and you should not consider it a part of this proxy statement.
      You should rely only on the information contained or referred to in this proxy statement to vote on the matters presented to you for your approval. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. You should not assume that the information contained in this proxy statement is accurate as of any date other than the date hereof.

APPROVAL
      The contents and distribution to shareholders of this proxy statement has been approved by the Board of Directors of the Company.

By Order of the Board of Directors
BPI INDUSTRIES INC.

JAMES G. AZLEIN
Director, President and Chief Executive Officer
DATED this 12th day of January, 2006.

Appendix A
BPI ENERGY HOLDINGS, INC.
(the “Company”)
Incorporation number: BCO214676
ARTICLES

1.	Interpretation	A-1
2.	Shares and Share Certificates	A-1
3.	Issue of Shares	A-2
4.	Share Registers	A-3
5.	Share Transfers	A-3
6.	Transmission of Shares	A-4
7.	Purchase of Shares	A-5
8.	Borrowing Powers	A-5
9.	Alterations	A-5
10.	Meetings of Shareholders	A-6
11.	Proceedings at Meetings of Shareholders	A-8
12.	Votes of Shareholders	A-11
13.	Directors	A-14
14.	Election and Removal of Directors	A-15
15.	Alternate Directors	A-17
16.	Powers and Duties of Directors	A-18
17.	Disclosure of Interest of Directors	A-19
18.	Proceedings of Directors	A-20
19.	Executive and Other Committees	A-22
20.	Officers	A-23
21.	Indemnification	A-23
22.	Dividends and Reserves	A-24
23.	Documents, Records and Reports	A-26
24.	Notices	A-26
25.	Seal	A-27
26.	Prohibitions	A-28

A-i

1.	Interpretation

1.1 Definitions
      In these Articles, unless the context otherwise requires:

(1) “board of directors”, “directors” and “board” mean the directors or sole director of the Company for the time being;

(2) “Business Corporations Act” means the Business Corporations Act (British Columbia) from time to time in force and all amendments thereto and includes all regulations and amendments thereto made pursuant to that Act;

(3) “legal personal representative” means the personal or other legal representative of the shareholder;

(4) “registered address” of a shareholder means the shareholder’s address as recorded in the central securities register;

(5) “seal” means the seal of the Company, if any.

1.2 Business Corporations Act and Interpretation Act Definitions Applicable
      The definitions in the Business Corporations Act and the definitions and rules of construction in the Interpretation Act, with the necessary changes, so far as applicable, and unless the context requires otherwise, apply to these Articles as if they were an enactment. If there is a conflict between a definition in the Business Corporations Act and a definition or rule in the Interpretation Act relating to a term used in these Articles, the definition in the Business Corporations Act will prevail in relation to the use of the term in these Articles. If there is a conflict between these Articles and the Business Corporations Act, the Business Corporations Act will prevail.

2.	Shares and Share Certificates

2.1 Authorized Share Structure
      The authorized share structure of the Company consists of 200,000,000 common shares without par value.

2.2 Form of Share Certificate
      Each share certificate issued by the Company must comply with, and be signed as required by, the Business Corporations Act.

2.3 Shareholder Entitled to Certificate or Acknowledgment
      Each shareholder is entitled, without charge, to (a) one share certificate representing the shares of each class or series of shares registered in the shareholder’s name or (b) a non-transferable written acknowledgment of the shareholder’s right to obtain such a share certificate, provided that in respect of a share held jointly by several persons, the Company is not bound to issue more than one share certificate and delivery of a share certificate for a share to one of several joint shareholders or to one of the shareholders’ duly authorized agents will be sufficient delivery to all.

2.4 Delivery by Mail
      Any share certificate or non-transferable written acknowledgment of a shareholder’s right to obtain a share certificate may be sent to the shareholder by mail at the shareholder’s registered address and neither the Company nor any director, officer or agent of the Company is liable for any loss to the shareholder because the share certificate or acknowledgement is lost in the mail or stolen.

2.5 Replacement of Worn Out or Defaced Certificate or Acknowledgement
      If the directors are satisfied that a share certificate or a non-transferable written acknowledgment of the shareholder’s right to obtain a share certificate is worn out or defaced, they must, on production to them of the share certificate or acknowledgment, as the case may be, and on such other terms, if any, as they think fit:

(1) order the share certificate or acknowledgment, as the case may be, to be cancelled; and

(2) issue a replacement share certificate or acknowledgment, as the case may be.

2.6 Replacement of Lost, Stolen or Destroyed Certificate or Acknowledgment
      If a share certificate or a non-transferable written acknowledgment of a shareholder’s right to obtain a share certificate is lost, stolen or destroyed, a replacement share certificate or acknowledgment, as the case may be, must be issued to the person entitled to that share certificate or acknowledgment, as the case may be, if the directors receive:

(1) proof satisfactory to them that the share certificate or acknowledgment is lost, stolen or destroyed; and

(2) any indemnity the directors consider adequate.

2.7 Splitting Share Certificates
      If a shareholder surrenders a share certificate to the Company with a written request that the Company issue in the shareholder’s name two or more share certificates, each representing a specified number of shares and in the aggregate representing the same number of shares as the share certificate so surrendered, the Company must cancel the surrendered share certificate and issue replacement share certificates in accordance with that request.

2.8 Certificate Fee
      There must be paid to the Company, in relation to the issue of any share certificate under Articles 2.5, 2.6 or 2.7, the amount, if any and which must not exceed the amount prescribed under the Business Corporations Act, determined by the directors.

2.9 Recognition of Trusts
      Except as required by law or statute or these Articles, no person will be recognized by the Company as holding any share upon any trust, and the Company is not bound by or compelled in any way to recognize (even when having notice thereof) any equitable, contingent, future or partial interest in any share or fraction of a share or (except as by law or statute or these Articles provided or as ordered by a court of competent jurisdiction) any other rights in respect of any share except an absolute right to the entirety thereof in the shareholder.

3.	Issue of Shares

3.1 Directors Authorized
      Subject to the Business Corporations Act and the rights of the holders of issued shares of the Company, the Company may issue, allot, sell or otherwise dispose of the unissued shares, and issued shares held by the Company, at the times, to the persons, including directors, in the manner, on the terms and conditions and for the issue prices (including any premium at which shares with par value may be issued) that the directors may determine. The issue price for a share with par value must be equal to or greater than the par value of the share.

3.2 Commissions and Discounts
      The Company may at any time, pay a reasonable commission or allow a reasonable discount to any person in consideration of that person purchasing or agreeing to purchase shares of the Company from the Company or any other person or procuring or agreeing to procure purchasers for shares of the Company.

3.3 Brokerage
      The Company may pay such brokerage fee or other consideration as may be lawful for or in connection with the sale or placement of its securities.

3.4 Conditions of Issue
      Except as provided for by the Business Corporations Act, no share may be issued until it is fully paid. A share is fully paid when:

(1) consideration is provided to the Company for the issue of the share by one or more of the following:

(a) past services performed for the Company;

(b) property;

(c) money; and

(2) the value of the consideration received by the Company equals or exceeds the issue price set for the share under Article 3.1.

3.5 Share Purchase Warrants and Rights
      Subject to the Business Corporations Act, the Company may issue share purchase warrants, options and rights upon such terms and conditions as the directors determine, which share purchase warrants, options and rights may be issued alone or in conjunction with debentures, debenture stock, bonds, shares or any other securities issued or created by the Company from time to time.

4.	Share Registers

4.1 Central Securities Register
      As required by and subject to the Business Corporations Act, the Company must maintain in British Columbia a central securities register. The directors may, subject to the Business Corporations Act, appoint an agent to maintain the central securities register. The directors may also appoint one or more agents, including the agent which keeps the central securities register, as transfer agent for its shares or any class or series of its shares, as the case may be, and the same or another agent as registrar for its shares or such class or series of its shares, as the case may be. The directors may terminate such appointment of any agent at any time and may appoint another agent in its place.

4.2 Closing Register
      The Company must not at any time close its central securities register.

5.	Share Transfers

5.1 Registering Transfers
      A transfer of a share of the Company must not be registered unless:

(1) a duly signed instrument of transfer in respect of the share has been received by the Company;

(2) if a share certificate has been issued by the Company in respect of the share to be transferred, that share certificate has been surrendered to the Company; and

(3) if a non-transferable written acknowledgment of the shareholder’s right to obtain a share certificate has been issued by the Company in respect of the share to be transferred, that acknowledgment has been surrendered to the Company.

5.2 Form of Instrument of Transfer
      The instrument of transfer in respect of any share of the Company must be either in the form, if any, on the back of the Company’s share certificates or in any other form that may be approved by the directors from time to time.

5.3 Transferor Remains Shareholder
      Except to the extent that the Business Corporations Act otherwise provides, the transferor of shares is deemed to remain the holder of the shares until the name of the transferee is entered in a securities register of the Company in respect of the transfer.

5.4 Signing of Instrument of Transfer
      If a shareholder, or his or her duly authorized attorney, signs an instrument of transfer in respect of shares registered in the name of the shareholder, the signed instrument of transfer constitutes a complete and sufficient authority to the Company and its directors, officers and agents to register the number of shares specified in the instrument of transfer or specified in any other manner, or, if no number is specified, all the shares represented by the share certificates or set out in the written acknowledgments deposited with the instrument of transfer:

(1) in the name of the person named as transferee in that instrument of transfer; or

(2) if no person is named as transferee in that instrument of transfer, in the name of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered.

5.5 Enquiry as to Title Not Required
      Neither the Company nor any director, officer or agent of the Company is bound to inquire into the title of the person named in the instrument of transfer as transferee or, if no person is named as transferee in the instrument of transfer, of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered or is liable for any claim related to registering the transfer by the shareholder or by any intermediate owner or holder of the shares, of any interest in the shares, of any share certificate representing such shares or of any written acknowledgment of a right to obtain a share certificate for such shares.

5.6 Transfer Fee
      There must be paid to the Company, in relation to the registration of any transfer, the amount, if any, determined by the directors.

6.	Transmission of Shares

6.1 Legal Personal Representative Recognized on Death
      In case of the death of a shareholder, the legal personal representative, or if the shareholder was a joint holder, the surviving joint holder, will be the only person recognized by the Company as having any title to the shareholder’s interest in the shares. Before recognizing a person as a legal personal representative, the directors may require proof of appointment by a court of competent jurisdiction, a grant of letters probate, letters of administration or such other evidence or documents as the directors consider appropriate.

6.2 Rights of Legal Personal Representative
      The legal personal representative has the same rights, privileges and obligations that attach to the shares held by the shareholder, including the right to transfer the shares in accordance with these Articles, provided the documents required by the Business Corporations Act and the directors have been deposited with the Company.

7.	Purchase of Shares

7.1 Company Authorized to Purchase Shares
      Subject to Article 7.2, the special rights and restrictions attached to the shares of any class or series and the Business Corporations Act, the Company may, if authorized by the directors, purchase or otherwise acquire any of its shares at the price and upon the terms specified in such resolution.

7.2 Purchase When Insolvent
      The Company must not make a payment or provide any other consideration to purchase or otherwise acquire any of its shares if there are reasonable grounds for believing that:

(1) the Company is insolvent; or

(2) making the payment or providing the consideration would render the Company insolvent.

7.3 Sale and Voting of Purchased Shares
      If the Company retains a share redeemed, purchased or otherwise acquired by it, the Company may sell, gift or otherwise dispose of the share, but, while such share is held by the Company, it:

(1) is not entitled to vote the share at a meeting of its shareholders;

(2) must not pay a dividend in respect of the share; and

(3) must not make any other distribution in respect of the share.

8.	Borrowing Powers
      The Company, if authorized by the directors, may:

(1) borrow money in the manner and amount, on the security, from the sources and on the terms and conditions that they consider appropriate;

(2) issue bonds, debentures and other debt obligations either outright or as security for any liability or obligation of the Company or any other person and at such discounts or premiums and on such other terms as they consider appropriate;

(3) guarantee the repayment of money by any other person or the performance of any obligation of any other person; and

(4) mortgage, charge, whether by way of specific or floating charge, grant a security interest in, or give other security on, the whole or any part of the present and future assets and undertaking of the Company.

9.	Alterations

9.1 Alteration of Authorized Share Structure
      Subject to Article 9.2 and the Business Corporations Act, the Company may by ordinary resolution:

(1) create one or more classes or series of shares or, if none of the shares of a class or series of shares are allotted or issued, eliminate that class or series of shares;

(2) increase, reduce or eliminate the maximum number of shares that the Company is authorized to issue out of any class or series of shares or establish a maximum number of shares that the Company is authorized to issue out of any class or series of shares for which no maximum is established;

(3) if the Company is authorized to issue shares of a class of shares with par value:

(a) decrease the par value of those shares; or

(b) if none of the shares of that class of shares are allotted or issued, increase the par value of those shares;

(4) alter the identifying name of any of its shares; or

(5) otherwise alter its shares or authorized share structure when required or permitted to do so by the Business Corporations Act.

9.2 Special Rights and Restrictions
      Subject to the Business Corporations Act, the Company may by special resolution:

(1) create special rights or restrictions for, and attach those special rights or restrictions to, the shares of any class or series of shares, whether or not any or all of those shares have been issued;

(2) vary or delete any special rights or restrictions attached to the shares of any class or series of shares, whether or not any or all of those shares have been issued;

(3) subdivide or consolidate all or any of its unissued, or fully paid issued, shares; or

(4) change all or any of its unissued, or fully paid issued, shares with par value into shares without par value or any of its unissued shares without par value into shares with par value.

9.3 Change of Name
      The Company may by special resolution authorize an alteration of its Notice of Articles in order to change its name.

9.4 Other Alterations
      If the Business Corporations Act does not specify the type of resolution and these Articles do not specify another type of resolution, the Company may by special resolution alter these Articles.

10.	Meetings of Shareholders

10.1 Annual General Meetings
      Unless an annual general meeting is deferred or waived in accordance with the Business Corporations Act, the Company must hold an annual general meeting at least once in each calendar year and not more than 15 months after the last annual reference date at such time and place as may be determined by the directors.

10.2 Resolution Instead of Annual General Meeting
      If all the shareholders who are entitled to vote at an annual general meeting consent by a unanimous resolution under the Business Corporations Act to all of the business that is required to be transacted at that annual general meeting, the annual general meeting is deemed to have been held on the date of the unanimous resolution. The shareholders must, in any unanimous resolution passed under this Article 10.2, select as the Company’s annual reference date a date that would be appropriate for the holding of the applicable annual general meeting.

10.3 Calling of Meetings of Shareholders
      The directors may, whenever they think fit, call a meeting of shareholders.

10.4 Notice for Meetings of Shareholders
      The Company must send notice of the date, time and location of any meeting of shareholders, by way of either mail, delivery, fax or email, or in such other manner, if any, as may be prescribed by ordinary resolution (whether previous notice of the resolution has been given or not), to each shareholder entitled to attend the meeting, to each director and to the auditor of the Company, unless these Articles otherwise provide, at least the following number of days before the meeting:

(1) if and for so long as the Company is a public company, 21 days;

(2) otherwise, 10 days.

10.5 Record Date for Notice
      The directors may set a date as the record date for the purpose of determining shareholders entitled to notice of any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months. The record date must not precede the date on which the meeting is held by fewer than:

(1) if and for so long as the Company is a public company, 21 days;

(2) otherwise, 10 days.
      If no record date is set, the record date is 5 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.

10.6 Record Date for Voting
      The directors may set a date as the record date for the purpose of determining shareholders entitled to vote at any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months. If no record date is set, the record date is 5 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.

10.7 Failure to Give Notice and Waiver of Notice
      The accidental omission to send notice of any meeting to, or the non-receipt of any notice by, any of the persons entitled to notice does not invalidate any proceedings at that meeting. Any person entitled to notice of a meeting of shareholders may, in writing or otherwise, waive or reduce the period of notice of such meeting.

10.8 Notice of Special Business at Meetings of Shareholders
      If a meeting of shareholders is to consider special business within the meaning of Article 11.1, the notice of meeting must:

(1) state the general nature of the special business; and

(2) if the special business includes considering, approving, ratifying, adopting or authorizing any document or the signing of or giving of effect to any document, have attached to it a copy of the document or state that a copy of the document will be available for inspection by shareholders:

(a) at the Company’s records office, or at such other reasonably accessible location in British Columbia as is specified in the notice; and

(b) during statutory business hours on any one or more specified days before the day set for the holding of the meeting.

10.9 Location of Meetings
      A meeting of shareholders of the Company may be held anywhere in the world as determined by the directors.

11.	Proceedings at Meetings of Shareholders

11.1 Special Business
      At a meeting of shareholders, the following business is special business:

(1) at a meeting of shareholders that is not an annual general meeting, all business is special business except business relating to the conduct of or voting at the meeting;

(2) at an annual general meeting, all business is special business except for the following:

(a) business relating to the conduct of or voting at the meeting;

(b) consideration of any financial statements of the Company presented to the meeting;

(c) consideration of any reports of the directors or auditor;

(d) the setting or changing of the number of directors;

(e) the election or appointment of directors;

(f) the appointment of an auditor;

(g) the setting of the remuneration of an auditor;

(h) business arising out of a report of the directors not requiring the passing of a special resolution or an exceptional resolution;

(i) any other business which, under these Articles or the Business Corporations Act, may be transacted at a meeting of shareholders without prior notice of the business being given to the shareholders.

11.2 Special Majority
      The majority of votes required for the Company to pass a special resolution at a meeting of shareholders is 2/3 of the votes cast on the resolution.

11.3 Quorum
      Subject to the special rights and restrictions attached to the shares of any class or series of shares, the quorum for the transaction of business at a meeting of shareholders is one or more shareholders represented in person or by proxy at the meeting that alone or together, in the aggregate, hold at least 33 1/3% of the issued shares entitled to be voted at the meeting.

11.4 One Shareholder May Constitute Quorum
      If there is only one shareholder entitled to vote at a meeting of shareholders:

(1) the quorum is one person who is, or who represents by proxy, that shareholder, and

(2) that shareholder, present in person or by proxy, may constitute the meeting.

11.5 Other Persons May Attend
      The directors, the president (if any), the secretary (if any), the assistant secretary (if any), any lawyer for the Company, the auditor of the Company and any other persons invited by the directors are entitled to attend any meeting of shareholders, but if any of those persons does attend a meeting of shareholders, that person is not to be counted in the quorum and is not entitled to vote at the meeting unless that person is a shareholder or proxy holder entitled to vote at the meeting.

11.6 Requirement of Quorum
      No business, other than the election of a chair of the meeting and the adjournment of the meeting, may be transacted at any meeting of shareholders unless a quorum of shareholders entitled to vote is present at the commencement of the meeting, but such quorum need not be present throughout the meeting.

11.7 Lack of Quorum
      If, within one-half hour from the time set for the holding of a meeting of shareholders, a quorum is not present:

(1) in the case of a general meeting requisitioned by shareholders, the meeting is dissolved, and

(2) in the case of any other meeting of shareholders, the meeting stands adjourned to the same day in the next week at the same time and place.

11.8 Lack of Quorum at Succeeding Meeting
      If, at the meeting to which the meeting referred to in Article 11.7(2) was adjourned, a quorum is not present within one-half hour from the time set for the holding of the meeting, the person or persons present and being, or representing by proxy, one or more shareholders entitled to attend and vote at the meeting constitute a quorum.

11.9 Chair
      The following individual is entitled to preside as chair at a meeting of shareholders:

(1) the chair of the board, if any; or

(2) if the chair of the board is absent or unwilling to act as chair of the meeting, the president, if any.

11.10 Selection of Alternate Chair
      If, at any meeting of shareholders, there is no chair of the board or president present within 15 minutes after the time set for holding the meeting, or if the chair of the board and the president are unwilling to act as chair of the meeting, or if the chair of the board and the president have advised the secretary, if any, or any director present at the meeting, that they will not be present at the meeting, the directors present must choose one of their number to be chair of the meeting or if all of the directors present decline to take the chair or fail to so choose or if no director is present, the shareholders entitled to vote at the meeting who are present in person or by proxy may choose any person present at the meeting to chair the meeting.

11.11 Adjournments
      The chair of a meeting of shareholders may, and if so directed by the meeting must, adjourn the meeting from time to time and from place to place, but no business may be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

11.12 Notice of Adjourned Meeting
      It is not necessary to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting of shareholders except that, when a meeting is adjourned for 30 days or more, notice of the adjourned meeting must be given as in the case of the original meeting.

11.13 Decisions by Show of Hands or Poll
      Subject to the Business Corporations Act, every motion put to a vote at a meeting of shareholders will be decided on a show of hands unless a poll, before or on the declaration of the result of the vote by show of hands, is directed by the chair or demanded by at least one shareholder entitled to vote who is present in person or by proxy.

11.14 Declaration of Result
      The chair of a meeting of shareholders must declare to the meeting the decision on every question in accordance with the result of the show of hands or the poll, as the case may be, and that decision must be entered in the minutes of the meeting. A declaration of the chair that a resolution is carried by the necessary majority or is defeated is, unless a poll is directed by the chair or demanded under Article 11.13, conclusive evidence without proof of the number or proportion of the votes recorded in favour of or against the resolution.

11.15 Motion Need Not be Seconded
      No motion proposed at a meeting of shareholders need be seconded unless the chair of the meeting rules otherwise, and the chair of any meeting of shareholders is entitled to propose or second a motion.

11.16 Casting Vote
      In case of an equality of votes, the chair of a meeting of shareholders does not, either on a show of hands or on a poll, have a second or casting vote in addition to the vote or votes to which the chair may be entitled as a shareholder.

11.17 Manner of Taking Poll
      Subject to Article 11.18, if a poll is duly demanded at a meeting of shareholders:

(1) the poll must be taken:

(a) at the meeting, or within seven days after the date of the meeting, as the chair of the meeting directs; and

(b) in the manner, at the time and at the place that the chair of the meeting directs;

(2) the result of the poll is deemed to be the decision of the meeting at which the poll is demanded; and

(3) the demand for the poll may be withdrawn by the person who demanded it.

11.18 Demand for Poll on Adjournment
      A poll demanded at a meeting of shareholders on a question of adjournment must be taken immediately at the meeting.

11.19 Chair Must Resolve Dispute
      In the case of any dispute as to the admission or rejection of a vote given on a poll, the chair of the meeting must determine the dispute, and his or her determination made in good faith is final and conclusive.

11.20 Casting of Votes
      On a poll, a shareholder entitled to more than one vote need not cast all the votes in the same way.

11.21 Demand for Poll
      No poll may be demanded in respect of the vote by which a chair of a meeting of shareholders is elected.

11.22 Demand for Poll Not to Prevent Continuance of Meeting
      The demand for a poll at a meeting of shareholders does not, unless the chair of the meeting so rules, prevent the continuation of a meeting for the transaction of any business other than the question on which a poll has been demanded.

11.23 Retention of Ballots and Proxies
      The Company must, for at least three months after a meeting of shareholders, keep each ballot cast on a poll and each proxy voted at the meeting, and, during that period, make them available for inspection during normal business hours by any shareholder or proxyholder entitled to vote at the meeting. At the end of such three month period, the Company may destroy such ballots and proxies.

12.	Votes of Shareholders

12.1 Number of Votes by Shareholder or by Shares
      Subject to any special rights or restrictions attached to any shares and to the restrictions imposed on joint shareholders under Article 12.3:

(1) on a vote by show of hands, every person present who is a shareholder or proxy holder and entitled to vote on the matter has one vote; and

(2) on a poll, every shareholder entitled to vote on the matter has one vote in respect of each share entitled to be voted on the matter and held by that shareholder and may exercise that vote either in person or by proxy.

12.2 Votes of Persons in Representative Capacity
      A person who is not a shareholder may vote at a meeting of shareholders, whether on a show of hands or on a poll, and may appoint a proxy holder to act at the meeting, if, before doing so, the person satisfies the chair of the meeting, or the directors, that the person is a legal personal representative or a trustee in bankruptcy for a shareholder who is entitled to vote at the meeting.

12.3 Votes by Joint Holders
      If there are joint shareholders registered in respect of any share:

(1) any one of the joint shareholders may vote at any meeting, either personally or by proxy, in respect of the share as if that joint shareholder were solely entitled to it; or

(2) if more than one of the joint shareholders is present at any meeting, personally or by proxy, and more than one of them votes in respect of that share, then only the vote of the joint shareholder present whose name stands first on the central securities register in respect of the share will be counted.

12.4 Legal Personal Representatives as Joint Shareholders
      Two or more legal personal representatives of a shareholder in whose sole name any share is registered are, for the purposes of Article 12.3, deemed to be joint shareholders.

12.5 Representative of a Corporate Shareholder
      If a corporation, that is not a subsidiary of the Company, is a shareholder, that corporation may appoint a person to act as its representative at any meeting of shareholders of the Company, and:

(1) for that purpose, the instrument appointing a representative must:

(a) be received at the registered office of the Company or at any other place specified, in the notice calling the meeting, for the receipt of proxies, at least the number of business days specified in the notice for the receipt of proxies, or if no number of days is specified, two business days before the day set for the holding of the meeting; or

(b) be provided, at the meeting, to the chair of the meeting or to a person designated by the chair of the meeting;

(2) if a representative is appointed under this Article 12.5:

(a) the representative is entitled to exercise in respect of and at that meeting the same rights on behalf of the corporation that the representative represents as that corporation could exercise if it were a shareholder who is an individual, including, without limitation, the right to appoint a proxy holder; and

(b) the representative, if present at the meeting, is to be counted for the purpose of forming a quorum and is deemed to be a shareholder present in person at the meeting.
      Evidence of the appointment of any such representative may be sent to the Company by written instrument, fax or any other method of transmitting legibly recorded messages.

12.6 Proxy Provisions Do Not Apply to All Companies
      Articles 12.7 to 12.15 do not apply to the Company if and for so long as it is a public company or a pre-existing reporting company which has the Statutory Reporting Company Provisions as part of its Articles or to which the Statutory Reporting Company Provisions apply.

12.7 Appointment of Proxy Holders
      Every shareholder of the Company, including a corporation that is a shareholder but not a subsidiary of the Company, entitled to vote at a meeting of shareholders of the Company may, by proxy, appoint one or more (but not more than five) proxy holders to attend and act at the meeting in the manner, to the extent and with the powers conferred by the proxy.

12.8 Alternate Proxy Holders
      A shareholder may appoint one or more alternate proxy holders to act in the place of an absent proxy holder.

12.9 When Proxy Holder Need Not Be Shareholder
      A person must not be appointed as a proxy holder unless the person is a shareholder, although a person who is not a shareholder may be appointed as a proxy holder if:

(1) the person appointing the proxy holder is a corporation or a representative of a corporation appointed under Article 12.5;

(2) the Company has at the time of the meeting for which the proxy holder is to be appointed only one shareholder entitled to vote at the meeting; or

(3) the shareholders present in person or by proxy at and entitled to vote at the meeting for which the proxy holder is to be appointed, by a resolution on which the proxy holder is not entitled to vote but in respect of which the proxy holder is to be counted in the quorum, permit the proxy holder to attend and vote at the meeting.

12.10 Deposit of Proxy
      A proxy for a meeting of shareholders must:

(1) be received at the registered office of the Company or at any other place specified, in the notice calling the meeting, for the receipt of proxies, at least the number of business days specified in the notice, or if no number of days is specified, two business days before the day set for the holding of the meeting; or

(2) unless the notice provides otherwise, be provided, at the meeting, to the chair of the meeting or to a person designated by the chair of the meeting.
      A proxy may be sent to the Company by written instrument, fax or any other method of transmitting legibly recorded messages.

12.11 Validity of Proxy Vote
      A vote given in accordance with the terms of a proxy is valid notwithstanding the death or incapacity of the shareholder giving the proxy and despite the revocation of the proxy or the revocation of the authority under which the proxy is given, unless notice in writing of that death, incapacity or revocation is received:

(1) at the registered office of the Company, at any time up to and including the last business day before the day set for the holding of the meeting at which the proxy is to be used; or

(2) by the chair of the meeting, before the vote is taken.

12.12 Form of Proxy
      A proxy, whether for a specified meeting or otherwise, must be either in the following form or in any other form approved by the directors or the chair of the meeting:
[name of company]
(the “Company”)

The undersigned, being a shareholder of the Company, hereby appoints [name] or, failing that person, [name], as proxy holder for the undersigned to attend, act and vote for and on behalf of the undersigned at the meeting of shareholders of the Company to be held on [month, day, year] and at any adjournment of that meeting.

Number of shares in respect of which this proxy is given (if no number is specified, then this proxy if given in respect of all shares registered in the name of the shareholder):

Signed [month, day, year]

[Signature of shareholder]

[Name of shareholder — printed]

12.13 Revocation of Proxy
      Subject to Article 12.14, every proxy may be revoked by an instrument in writing that is:

(1) received at the registered office of the Company at any time up to and including the last business day before the day set for the holding of the meeting at which the proxy is to be used; or

(2) provided, at the meeting, to the chair of the meeting.

12.14 Revocation of Proxy Must Be Signed
      An instrument referred to in Article 12.13 must be signed as follows:

(1) if the shareholder for whom the proxy holder is appointed is an individual, the instrument must be signed by the shareholder or his or her legal personal representative or trustee in bankruptcy;

(2) if the shareholder for whom the proxy holder is appointed is a corporation, the instrument must be signed by the corporation or by a representative appointed for the corporation under Article 12.5.

12.15 Production of Evidence of Authority to Vote
      The chair of any meeting of shareholders may, but need not, inquire into the authority of any person to vote at the meeting and may, but need not, demand from that person production of evidence as to the existence of the authority to vote.

13.	Directors

13.1 Number of Directors
      The number of directors, excluding additional directors appointed under Article 14.8, is set at:

(1) subject to paragraphs (2) and (3), the number of directors that is equal to the number of the Company’s first directors;

(2) if the Company is a public company, the greater of three and the most recently set of:

(a) the number of directors set by ordinary resolution (whether or not previous notice of the resolution was given); and

(b) the number of directors set under Article 14.4;

(3) if the Company is not a public company, the most recently set of:

(a) the number of directors set by ordinary resolution (whether or not previous notice of the resolution was given); and

(b) the number of directors set under Article 14.4.

13.2 Change in Number of Directors
      If the number of directors is set under Articles 13.1(2)(a) or 13.1(3)(a):

(1) the shareholders may elect or appoint the directors needed to fill any vacancies in the board of directors up to that number;

(2) if the shareholders do not elect or appoint the directors needed to fill any vacancies in the board of directors up to that number contemporaneously with the setting of that number, then the directors may appoint, or the shareholders may elect or appoint, directors to fill those vacancies.

13.3 Directors’ Acts Valid Despite Vacancy
      An act or proceeding of the directors is not invalid merely because fewer than the number of directors set or otherwise required under these Articles is in office.

13.4 Qualifications of Directors
      A director is not required to hold a share in the capital of the Company as qualification for his or her office but must be qualified as required by the Business Corporations Act to become, act or continue to act as a director.

13.5 Remuneration of Directors
      The directors are entitled to the remuneration for acting as directors, if any, as the directors may from time to time determine. If the directors so decide, the remuneration of the directors, if any, will be determined by the shareholders. That remuneration may be in addition to any salary or other remuneration paid to any officer or employee of the Company as such, who is also a director.

13.6 Reimbursement of Expenses of Directors
      The Company must reimburse each director for the reasonable expenses that he or she may incur in and about the business of the Company.

13.7 Special Remuneration for Directors
      If any director performs any professional or other services for the Company that in the opinion of the directors are outside the ordinary duties of a director, or if any director is otherwise specially occupied in or about the Company’s business, he or she may be paid remuneration fixed by the directors, or, at the option of that director, fixed by ordinary resolution, and such remuneration may be either in addition to, or in substitution for, any other remuneration that he or she may be entitled to receive.

13.8 Gratuity, Pension or Allowance on Retirement of Director
      Unless otherwise determined by ordinary resolution, the directors on behalf of the Company may pay a gratuity or pension or allowance on retirement to any director who has held any salaried office or place of profit with the Company or to his or her spouse or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

14.	Election and Removal of Directors

14.1 Election at Annual General Meeting
      At every annual general meeting and in every unanimous resolution contemplated by Article 10.2:

(1) the shareholders entitled to vote at the annual general meeting for the election of directors must elect, or in the unanimous resolution appoint, a board of directors consisting of the number of directors for the time being set under these Articles;

(2) each director may be elected for a term of office of one or more years of office as may be specified by ordinary resolution at the time he is elected. In the absence of any such ordinary resolution, a director’s term of office shall be one year of office. No director shall be elected for a term of office exceeding five years of office. The shareholders may, by special resolution, vary the term of office of any director; and

(3) all directors are eligible for re-election or re-appointment.

14.2 Consent to be a Director
      No election, appointment or designation of an individual as a director is valid unless:

(1) that individual consents to be a director in the manner provided for in the Business Corporations Act;

(2) that individual is elected or appointed at a meeting at which the individual is present and the individual does not refuse, at the meeting, to be a director; or

(3) with respect to first directors, the designation is otherwise valid under the Business Corporations Act.

14.3 Failure to Elect or Appoint Directors
      If:

(1) the Company fails to hold an annual general meeting, and all the shareholders who are entitled to vote at an annual general meeting fail to pass the unanimous resolution contemplated by Article 10.2, on or before the date by which the annual general meeting is required to be held under the Business Corporations Act; or

(2) the shareholders fail, at the annual general meeting or in the unanimous resolution contemplated by Article 10.2, to elect or appoint any directors;
then each director then in office continues to hold office until the earlier of:

(3) the date on which his or her successor is elected or appointed; and

(4) the date on which he or she otherwise ceases to hold office under the Business Corporations Act or these Articles.

14.4 Places of Retiring Directors Not Filled
      If, at any meeting of shareholders at which there should be an election of directors, the places of any of the retiring directors are not filled by that election, those retiring directors who are not re-elected and who are asked by the newly elected directors to continue in office will, if willing to do so, continue in office to complete the number of directors for the time being set pursuant to these Articles until further new directors are elected at a meeting of shareholders convened for that purpose. If any such election or continuance of directors does not result in the election or continuance of the number of directors for the time being set pursuant to these Articles, the number of directors of the Company is deemed to be set at the number of directors actually elected or continued in office.

14.5 Directors May Fill Casual Vacancies
      Any casual vacancy occurring in the board of directors may be filled by the directors.

14.6 Remaining Directors Power to Act
      The directors may act notwithstanding any vacancy in the board of directors, but if the Company has fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the directors may only act for the purpose of appointing directors up to that number or of summoning a meeting of shareholders for the purpose of filling any vacancies on the board of directors or, subject to the Business Corporations Act, for any other purpose.

14.7 Shareholders May Fill Vacancies
      If the Company has no directors or fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the shareholders may elect or appoint directors to fill any vacancies on the board of directors.

14.8 Additional Directors
      Notwithstanding Articles 13.1 and 13.2, between annual general meetings or unanimous resolutions contemplated by Article 10.2, the directors may appoint one or more additional directors, but the number of additional directors appointed under this Article 14.8 must not at any time exceed:

(1) one-third of the number of first directors, if, at the time of the appointments, one or more of the first directors have not yet completed their first term of office; or

(2) in any other case, one-third of the number of the current directors who were elected or appointed as directors other than under this Article 14.8.
      Any director so appointed ceases to hold office immediately before the next election or appointment of directors under Article 14.1(1), but is eligible for re-election or re-appointment.

14.9 Ceasing to be a Director
      A director ceases to be a director when:

(1) the term of office of the director expires;

(2) the director dies;

(3) the director resigns as a director by notice in writing provided to the Company or a lawyer for the Company; or

(4) the director is removed from office pursuant to Articles 14.10 or 14.11.

14.10 Removal of Director by Shareholders
      The Company may remove any director before the expiration of his or her term of office by special resolution. In that event, the shareholders may elect, or appoint by ordinary resolution, a director to fill the resulting vacancy. If the shareholders do not elect or appoint a director to fill the resulting vacancy contemporaneously with the removal, then the directors may appoint or the shareholders may elect, or appoint by ordinary resolution, a director to fill that vacancy.

14.11 Removal of Director by Directors
      The directors may remove any director before the expiration of his or her term of office if the director is convicted of an indictable offence, or if the director ceases to be qualified to act as a director of a company and does not promptly resign, and the directors may appoint a director to fill the resulting vacancy.

15.	Alternate Directors

15.1 Appointment of Alternate Director
      Any director (an “appointor”) may by notice in writing received by the Company appoint any person (an “appointee”) who is qualified to act as a director to be his or her alternate to act in his or her place at meetings of the directors or committees of the directors at which the appointor is not present unless (in the case of an appointee who is not a director) the directors have reasonably disapproved the appointment of such person as an alternate director and have given notice to that effect to his or her appointor within a reasonable time after the notice of appointment is received by the Company.

15.2 Notice of Meetings
      Every alternate director so appointed is entitled to notice of meetings of the directors and of committees of the directors of which his or her appointor is a member and to attend and vote as a director at any such meetings at which his or her appointor is not present.

15.3 Alternate for More Than One Director Attending Meetings
      A person may be appointed as an alternate director by more than one director, and an alternate director:

(1) will be counted in determining the quorum for a meeting of directors once for each of his or her appointors and, in the case of an appointee who is also a director, once more in that capacity;

(2) has a separate vote at a meeting of directors for each of his or her appointors and, in the case of an appointee who is also a director, an additional vote in that capacity;

(3) will be counted in determining the quorum for a meeting of a committee of directors once for each of his or her appointors who is a member of that committee and, in the case of an appointee who is also a member of that committee as a director, once more in that capacity;

(4) has a separate vote at a meeting of a committee of directors for each of his or her appointors who is a member of that committee and, in the case of an appointee who is also a shareholder of that committee as a director, an additional vote in that capacity.

15.4 Consent Resolutions
      Every alternate director, if authorized by the notice appointing him or her, may sign in place of his or her appointor any resolutions to be consented to in writing.

15.5 Alternate Director Not an Agent
      Every alternate director is deemed not to be the agent of his or her appointor.

15.6 Revocation of Appointment of Alternate Director
      An appointor may at any time, by notice in writing received by the Company, revoke the appointment of an alternate director appointed by him or her.

15.7 Ceasing to be an Alternate Director
      The appointment of an alternate director ceases when:

(1) his or her appointor ceases to be a director and is not promptly re-elected or re-appointed;

(2) the alternate director dies;

(3) the alternate director resigns as an alternate director by notice in writing provided to the Company or a lawyer for the Company;

(4) the alternate director ceases to be qualified to act as a director; or

(5) his or her appointor revokes the appointment of the alternate director.

15.8 Remuneration and Expenses of Alternate Director
      The Company may reimburse an alternate director for the reasonable expenses that would be properly reimbursed if he or she were a director, and the alternate director is entitled to receive from the Company such proportion, if any, of the remuneration otherwise payable to the appointor as the appointor may from time to time direct.

16.	Powers and Duties of Directors

16.1 Powers of Management
      The directors must, subject to the Business Corporations Act and these Articles, manage or supervise the management of the business and affairs of the Company and have the authority to exercise all such powers of the Company as are not, by the Business Corporations Act or by these Articles, required to be exercised by the shareholders of the Company.

16.2 Appointment of Attorney of Company
      The directors may from time to time, by power of attorney or other instrument, under seal if so required by law, appoint any person to be the attorney of the Company for such purposes, and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the directors under these Articles and excepting the power to fill vacancies in the board of directors, to remove a director, to change the membership of, or fill vacancies in, any committee of the directors, to appoint or remove officers appointed by the directors and to declare dividends) and for such period, and with such remuneration and subject to such conditions as the directors may think fit. Any such power of attorney may contain such provisions for the protection or convenience of persons dealing with such attorney as the directors think fit. Any such attorney may be authorized by the directors to sub-delegate all or any of the powers, authorities and discretions for the time being vested in him or her.

17.	Disclosure of Interest of Directors

17.1 Obligation to Account for Profits
      A director or senior officer who holds a disclosable interest (as that term is used in the Business Corporations Act) in a contract or transaction into which the Company has entered or proposes to enter is liable to account to the Company for any profit that accrues to the director or senior officer under or as a result of the contract or transaction only if and to the extent provided in the Business Corporations Act.

17.2 Restrictions on Voting by Reason of Interest
      A director who holds a disclosable interest in a contract or transaction into which the Company has entered or proposes to enter is not entitled to vote on any directors’ resolution to approve that contract or transaction, unless all the directors have a disclosable interest in that contract or transaction, in which case any or all of those directors may vote on such resolution.

17.3 Interested Director Counted in Quorum
      A director who holds a disclosable interest in a contract or transaction into which the Company has entered or proposes to enter and who is present at the meeting of directors at which the contract or transaction is considered for approval may be counted in the quorum at the meeting whether or not the director votes on any or all of the resolutions considered at the meeting.

17.4 Disclosure of Conflict of Interest or Property
      A director or senior officer who holds any office or possesses any property, right or interest that could result, directly or indirectly, in the creation of a duty or interest that materially conflicts with that individual’s duty or interest as a director or senior officer, must disclose the nature and extent of the conflict as required by the Business Corporations Act.

17.5 Director Holding Other Office in the Company
      A director may hold any office or place of profit with the Company, other than the office of auditor of the Company, in addition to his or her office of director for the period and on the terms (as to remuneration or otherwise) that the directors may determine.

17.6 No Disqualification
      No director or intended director is disqualified by his or her office from contracting with the Company either with regard to the holding of any office or place of profit the director holds with the Company or as vendor, purchaser or otherwise, and no contract or transaction entered into by or on behalf of the Company in which a director is in any way interested is liable to be voided for that reason.

17.7 Professional Services by Director or Officer
      Subject to the Business Corporations Act, a director or officer, or any person in which a director or officer has an interest, may act in a professional capacity for the Company, except as auditor of the Company, and the director or officer or such person is entitled to remuneration for professional services as if that director or officer were not a director or officer.

17.8 Director or Officer in Other Corporations
      A director or officer may be or become a director, officer or employee of, or otherwise interested in, any person in which the Company may be interested as a shareholder or otherwise, and, subject to the Business Corporations Act, the director or officer is not accountable to the Company for any remuneration or other benefits received by him or her as director, officer or employee of, or from his or her interest in, such other person.

18.	Proceedings of Directors

18.1 Meetings of Directors
      The directors may meet together for the conduct of business, adjourn and otherwise regulate their meetings as they think fit, and meetings of the directors held at regular intervals may be held at the place, at the time and on the notice, if any, as the directors may from time to time determine.

18.2 Voting at Meetings
      Questions arising at any meeting of directors are to be decided by a majority of votes and, in the case of an equality of votes, the chair of the meeting does not have a second or casting vote.

18.3 Chair of Meetings
      The following individual is entitled to preside as chair at a meeting of directors:

(1) the chair of the board, if any;

(2) in the absence of the chair of the board, the president, if any, if the president is a director; or

(3) any other director chosen by the directors if:

(a) neither the chair of the board nor the president, if a director, is present at the meeting within 15 minutes after the time set for holding the meeting;

(b) neither the chair of the board nor the president, if a director, is willing to chair the meeting; or

(c) the chair of the board and the president, if a director, have advised the secretary, if any, or any other director, that they will not be present at the meeting.

18.4 Meetings by Telephone or Other Communications Medium
      A director may participate in a meeting of the directors or of any committee of the directors in person or by telephone if all directors participating in the meeting, whether in person or by telephone or other communications medium, are able to communicate with each other. A director may participate in a meeting of the directors or of any committee of the directors by a communications medium other than telephone if all directors participating in the meeting, whether in person or by telephone or other communications medium, are able to communicate with each other and if all directors who wish to participate in the meeting agree to such participation. A director who participates in a meeting in a manner contemplated by this Article 18.4 is deemed for all purposes of the Business Corporations Act and these Articles to be present at the meeting and to have agreed to participate in that manner.

18.5 Calling of Meetings
      A director may, and the secretary or an assistant secretary of the Company, if any, on the request of a director must, call a meeting of the directors at any time.

18.6 Notice of Meetings
      Other than for meetings held at regular intervals as determined by the directors pursuant to Article 18.1, reasonable notice of each meeting of the directors, specifying the place, day and time of that meeting must be given to each of the directors and the alternate directors by any method set out in Article 24.1 or orally or by telephone.

18.7 When Notice Not Required
      It is not necessary to give notice of a meeting of the directors to a director or an alternate director if:

(1) the meeting is to be held immediately following a meeting of shareholders at which that director was elected or appointed, or is the meeting of the directors at which that director is appointed; or

(2) the director or alternate director, as the case may be, has waived notice of the meeting.

18.8 Meeting Valid Despite Failure to Give Notice
      The accidental omission to give notice of any meeting of directors to, or the non-receipt of any notice by, any director or alternate director, does not invalidate any proceedings at that meeting.

18.9 Waiver of Notice of Meetings
      Any director or alternate director may send to the Company a document signed by him or her waiving notice of any past, present or future meeting or meetings of the directors and may at any time withdraw that waiver with respect to meetings held after that withdrawal. After sending a waiver with respect to all future meetings and until that waiver is withdrawn, no notice of any meeting of the directors need be given to that director and, unless the director otherwise requires by notice in writing to the Company, to his or her alternate director, and all meetings of the directors so held are deemed not to be improperly called or constituted by reason of notice not having been given to such director or alternate director.

18.10 Quorum
      The quorum necessary for the transaction of the business of the directors may be set by the directors and, if not so set, is deemed to be set at a majority of the directors in office or, if the number of directors is set at one, is deemed to be set at one director, and that director may constitute a meeting.

18.11 Validity of Acts Where Appointment Defective
      Subject to the Business Corporations Act, an act of a director or officer is not invalid merely because of an irregularity in the election or appointment or a defect in the qualification of that director or officer.

18.12 Consent Resolutions in Writing
      A resolution of the directors or of any committee of the directors consented to in writing by all of the directors entitled to vote on it, whether by signed document, fax, email or any other method of transmitting legibly recorded messages, is as valid and effective as if it had been passed at a meeting of the directors or of the committee of the directors duly called and held. Such resolution may be in two or more counterparts which together are deemed to constitute one resolution in writing. A resolution passed in that manner is effective on the date stated in the resolution or on the latest date stated on any counterpart. A resolution of the directors or of any committee of the directors passed in accordance with this Article 18.12 is deemed to be a proceeding at a meeting of directors or of the committee of the directors and to be as valid and effective as if it had been passed at a meeting of the directors or of the committee of the directors that satisfies all the requirements of the Business Corporations Act and all the requirements of these Articles relating to meetings of the directors or of a committee of the directors.

19.	Executive and Other Committees

19.1 Appointment and Powers of Executive Committee
      The directors may, by resolution, appoint an executive committee consisting of the director or directors that they consider appropriate, and this committee has, during the intervals between meetings of the board of directors, all of the directors’ powers, except:

(1) the power to fill vacancies in the board of directors;

(2) the power to remove a director;

(3) the power to change the membership of, or fill vacancies in, any committee of the directors; and

(4) such other powers, if any, as may be set out in the resolution or any subsequent directors’ resolution.

19.2 Appointment and Powers of Other Committees
      The directors may, by resolution:

(1) appoint one or more committees (other than the executive committee) consisting of the director or directors that they consider appropriate;

(2) delegate to a committee appointed under paragraph (1) any of the directors’ powers, except:

(a) the power to fill vacancies in the board of directors;

(b) the power to remove a director;

(c) the power to change the membership of, or fill vacancies in, any committee of the directors; and

(d) the power to appoint or remove officers appointed by the directors; and

(3) make any delegation referred to in paragraph (2) subject to the conditions set out in the resolution or any subsequent directors’ resolution.

19.3 Obligations of Committees
      Any committee appointed under Articles 19.1 or 19.2, in the exercise of the powers delegated to it, must:

(1) conform to any rules that may from time to time be imposed on it by the directors; and

(2) report every act or thing done in exercise of those powers at such times as the directors may require.

19.4 Powers of Board
      The directors may, at any time, with respect to a committee appointed under Articles 19.1 or 19.2:

(1) revoke or alter the authority given to the committee, or override a decision made by the committee, except as to acts done before such revocation, alteration or overriding;

(2) terminate the appointment of, or change the membership of, the committee; and

(3) fill vacancies in the committee.

19.5 Committee Meetings
      Subject to Article 19.3(1) and unless the directors otherwise provide in the resolution appointing the committee or in any subsequent resolution, with respect to a committee appointed under Articles 19.1 or 19.2:

(1) the committee may meet and adjourn as it thinks proper;

(2) the committee may elect a chair of its meetings but, if no chair of a meeting is elected, or if at a meeting the chair of the meeting is not present within 15 minutes after the time set for holding the meeting, the directors present who are members of the committee may choose one of their number to chair the meeting;

(3) a majority of the members of the committee constitutes a quorum of the committee; and

(4) questions arising at any meeting of the committee are determined by a majority of votes of the members present, and in case of an equality of votes, the chair of the meeting does not have a second or casting vote.

20.	Officers

20.1 Directors May Appoint Officers
      The directors may, from time to time, appoint such officers, if any, as the directors determine and the directors may, at any time, terminate any such appointment.

20.2 Functions, Duties and Powers of Officers
      The directors may, for each officer:

(1) determine the functions and duties of the officer;

(2) entrust to and confer on the officer any of the powers exercisable by the directors on such terms and conditions and with such restrictions as the directors think fit; and

(3) revoke, withdraw, alter or vary all or any of the functions, duties and powers of the officer.

20.3 Qualifications
      No officer may be appointed unless that officer is qualified in accordance with the Business Corporations Act. One person may hold more than one position as an officer of the Company. Any person appointed as the chair of the board or as the managing director must be a director. Any other officer need not be a director.

20.4 Remuneration and Terms of Appointment
      All appointments of officers are to be made on the terms and conditions and at the remuneration (whether by way of salary, fee, commission, participation in profits or otherwise) that the directors thinks fit and are subject to termination at the pleasure of the directors, and an officer may in addition to such remuneration be entitled to receive, after he or she ceases to hold such office or leaves the employment of the Company, a pension or gratuity.

21.	Indemnification

21.1 Definitions
      In this Article 21:

(1) “eligible penalty” means a judgment, penalty or fine awarded or imposed in, or an amount paid in settlement of, an eligible proceeding;

(2) “eligible proceeding” means a legal proceeding or investigative action, whether current, threatened, pending or completed, in which a director, former director or alternate director of the

Company (an “eligible party”) or any of the heirs and legal personal representatives of the eligible party, by reason of the eligible party being or having been a director or alternate director of the Company:

(a) is or may be joined as a party; or

(b) is or may be liable for or in respect of a judgment, penalty or fine in, or expenses related to, the proceeding;

(3) “expenses” has the meaning set out in the Business Corporations Act.

21.2 Mandatory Indemnification of Directors and Former Directors
      Subject to the Business Corporations Act, the Company must indemnify a director, former director or alternate director of the Company and his or her heirs and legal personal representatives against all eligible penalties to which such person is or may be liable, and the Company must, after the final disposition of an eligible proceeding, pay the expenses actually and reasonably incurred by such person in respect of that proceeding. Each director and alternate director is deemed to have contracted with the Company on the terms of the indemnity contained in this Article 21.2.

21.3 Indemnification of Other Persons
      Subject to any restrictions in the Business Corporations Act, the Company may indemnify any person.

21.4 Non-Compliance with Business Corporations Act
      The failure of a director, alternate director or officer of the Company to comply with the Business Corporations Act or these Articles does not invalidate any indemnity to which he or she is entitled under this Part.

21.5 Company May Purchase Insurance
      The Company may purchase and maintain insurance for the benefit of any person (or his or her heirs or legal personal representatives) who:

(1) is or was a director, alternate director, officer, employee or agent of the Company;

(2) is or was a director, alternate director, officer, employee or agent of a corporation at a time when the corporation is or was an affiliate of the Company;

(3) at the request of the Company, is or was a director, alternate director, officer, employee or agent of a corporation or of a partnership, trust, joint venture or other unincorporated entity;

(4) at the request of the Company, holds or held a position equivalent to that of a director, alternate director or officer of a partnership, trust, joint venture or other unincorporated entity;
against any liability incurred by him or her as such director, alternate director, officer, employee or agent or person who holds or held such equivalent position.

22.	Dividends and Reserves

22.1 Payment of Dividends Subject to Special Rights
      The provisions of this Article 22 are subject to the rights, if any, of shareholders holding shares with special rights as to dividends.

22.2 Declaration of Dividends
      Subject to the Business Corporations Act, the directors may from time to time declare and authorize payment of such dividends as they may deem advisable.

22.3 No Notice Required
      The directors need not give notice to any shareholder of any declaration under Article 22.2.

22.4 Record Date
      The directors may set a date as the record date for the purpose of determining shareholders entitled to receive payment of a dividend. The record date must not precede the date on which the dividend is to be paid by more than two months. If no record date is set, the record date is 5 p.m. on the date on which the directors pass the resolution declaring the dividend.

22.5 Manner of Paying Dividend
      A resolution declaring a dividend may direct payment of the dividend wholly or partly by the distribution of specific assets or of fully paid shares or of bonds, debentures or other securities of the Company, or in any one or more of those ways.

22.6 Settlement of Difficulties
      If any difficulty arises in regard to a distribution under Article 22.5, the directors may settle the difficulty as they deem advisable, and, in particular, may:

(1) set the value for distribution of specific assets;

(2) determine that cash payments in substitution for all or any part of the specific assets to which any shareholders are entitled may be made to any shareholders on the basis of the value so fixed in order to adjust the rights of all parties; and

(3) vest any such specific assets in trustees for the persons entitled to the dividend.

22.7 When Dividend Payable
      Any dividend may be made payable on such date as is fixed by the directors.

22.8 Dividends to be Paid in Accordance with Number of Shares
      All dividends on shares of any class or series of shares must be declared and paid according to the number of such shares held.

22.9 Receipt by Joint Shareholders
      If several persons are joint shareholders of any share, any one of them may give an effective receipt for any dividend, bonus or other money payable in respect of the share.

22.10 Dividend Bears No Interest
      No dividend bears interest against the Company.

22.11 Fractional Dividends
      If a dividend to which a shareholder is entitled includes a fraction of the smallest monetary unit of the currency of the dividend, that fraction may be disregarded in making payment of the dividend and that payment represents full payment of the dividend.

22.12 Payment of Dividends
      Any dividend or other distribution payable in cash in respect of shares may be paid by cheque, made payable to the order of the person to whom it is sent, and mailed to the address of the shareholder, or in the case of joint shareholders, to the address of the joint shareholder who is first named on the central securities register, or to the person and to the address the shareholder or joint shareholders may direct in writing. The mailing of such cheque will, to the extent of the sum represented by the cheque (plus the amount of the tax required by law to be deducted), discharge all liability for the dividend unless such cheque is not paid on presentation or the amount of tax so deducted is not paid to the appropriate taxing authority.

22.13 Capitalization of Surplus
      Notwithstanding anything contained in these Articles, the directors may from time to time capitalize any surplus of the Company and may from time to time issue, as fully paid, shares or any bonds, debentures or other securities of the Company as a dividend representing the surplus or any part of the surplus.

23.	Documents, Records and Reports

23.1 Recording of Financial Affairs
      The directors must cause adequate accounting records to be kept to record properly the financial affairs and condition of the Company and to comply with the Business Corporations Act.

23.2 Inspection of Accounting Records
      Unless the directors determine otherwise, or unless otherwise determined by ordinary resolution, no shareholder of the Company is entitled to inspect or obtain a copy of any accounting records of the Company.

24.	Notices

24.1 Method of Giving Notice
      Unless the Business Corporations Act or these Articles provides otherwise, a notice, statement, report or other record required or permitted by the Business Corporations Act or these Articles to be sent by or to a person may be sent by any one of the following methods:

(1) mail addressed to the person at the applicable address for that person as follows:

(a) for a record mailed to a shareholder, the shareholder’s registered address;

(b) for a record mailed to a director or officer, the prescribed address for mailing shown for the director or officer in the records kept by the Company or the mailing address provided by the recipient for the sending of that record or records of that class;

(c) in any other case, the mailing address of the intended recipient;

(2) delivery at the applicable address for that person as follows, addressed to the person:

(a) for a record delivered to a shareholder, the shareholder’s registered address;

(b) for a record delivered to a director or officer, the prescribed address for delivery shown for the director or officer in the records kept by the Company or the delivery address provided by the recipient for the sending of that record or records of that class;

(c) in any other case, the delivery address of the intended recipient;

(3) sending the record by fax to the fax number provided by the intended recipient for the sending of that record or records of that class;

(4) sending the record by email to the email address provided by the intended recipient for the sending of that record or records of that class;

(5) physical delivery to the intended recipient.

24.2 Deemed Receipt of Mailing
      A record that is mailed to a person by ordinary mail to the applicable address for that person referred to in Article 24.1 is deemed to be received by the person to whom it was mailed on the day, Saturdays, Sundays and holidays excepted, following the date of mailing.

24.3 Certificate of Sending
      A certificate signed by the secretary, if any, or other officer of the Company or of any other corporation acting in that behalf for the Company stating that a notice, statement, report or other record was addressed as required by Article 24.1, prepaid and mailed or otherwise sent as permitted by Article 24.1 is conclusive evidence of that fact.

24.4 Notice to Joint Shareholders
      A notice, statement, report or other record may be provided by the Company to the joint shareholders of a share by providing the notice to the joint shareholder first named in the central securities register in respect of the share.

24.5 Notice to Trustees
      A notice, statement, report or other record may be provided by the Company to the persons entitled to a share in consequence of the death, bankruptcy or incapacity of a shareholder by:

(1) mailing the record, addressed to them:

(a) by name, by the title of the legal personal representative of the deceased or incapacitated shareholder, by the title of trustee of the bankrupt shareholder or by any similar description; and

(b) at the address, if any, supplied to the Company for that purpose by the persons claiming to be so entitled; or

(2) if an address referred to in paragraph (1)(b) has not been supplied to the Company, by giving the notice in a manner in which it might have been given if the death, bankruptcy or incapacity had not occurred.

25.	Seal

25.1 Who May Attest Seal
      Except as provided in Articles 25.2 and 25.3, the Company’s seal, if any, must not be impressed on any record except when that impression is attested by the signatures of:

(1) any two directors;

(2) any officer, together with any director;

(3) if the Company only has one director, that director; or

(4) any one or more directors or officers or persons as may be determined by the directors.

25.2 Sealing Copies
      For the purpose of certifying under seal a certificate of incumbency of the directors or officers of the Company or a true copy of any resolution or other document, despite Article 25.1, the impression of the seal may be attested by the signature of any director or officer.

25.3 Mechanical Reproduction of Seal
      The directors may authorize the seal to be impressed by third parties on share certificates or bonds, debentures or other securities of the Company as they may determine appropriate from time to time. To enable the seal to be impressed on any share certificates or bonds, debentures or other securities of the Company, whether in definitive or interim form, on which facsimiles of any of the signatures of the directors or officers of the Company are, in accordance with the Business Corporations Act or these Articles, printed or otherwise mechanically reproduced, there may be delivered to the person employed to engrave, lithograph or print such definitive or interim share certificates or bonds, debentures or other securities one or more unmounted dies reproducing the seal and the chair of the board or any senior officer together with the secretary, treasurer, secretary-treasurer, an assistant secretary, an assistant treasurer or an assistant secretary-treasurer may in writing authorize such person to cause the seal to be impressed on such definitive or interim share certificates or bonds, debentures or other securities by the use of such dies. Share certificates or bonds, debentures or other securities to which the seal has been so impressed are for all purposes deemed to be under and to bear the seal impressed on them.

26.	Prohibitions

26.1 Definitions
      In this Article 26:

(1) “designated security” means:

(a) a voting security of the Company;

(b) a security of the Company that is not a debt security and that carries a residual right to participate in the earnings of the Company or, on the liquidation or winding up of the Company, in its assets; or

(c) a security of the Company convertible, directly or indirectly, into a security described in paragraph (a) or (b);

(2) “security” has the meaning assigned in the Securities Act (British Columbia);

(3) “voting security” means a security of the Company that:

(a) is not a debt security, and

(b) carries a voting right either under all circumstances or under some circumstances that have occurred and are continuing.

26.2 Application
      Article 26.3 does not apply to the Company if and for so long as it is a public company or a pre-existing reporting company which has the Statutory Reporting Company Provisions as part of its Articles or to which the Statutory Reporting Company Provisions apply.

SPECIAL MEETING
OF SHAREHOLDERS OF
BPI INDUSTRIES INC.
TO BE HELD AT the Company’s headquarters,
30775 Bainbridge Road, Solon, Ohio
ON Thursday, February 9, 2006, AT 9:00 A.M.
I/ We being holder(s) of the Company hereby appoint:
James G. Azlein, a Director of the Company, or failing this person, George J. Zilich, a Director of the Company, or in the place of the foregoing, (print the name)                                        , as my/our proxyholder with full power of substitution to attend, act and vote for and on my/our behalf in respect of all matters that may properly come before the aforesaid meeting of the holders of the Company (the “Meeting”) and at every adjournment thereof, to the same extent and with the same powers as if I/we were present at the said Meeting and at any adjournment thereof.
I/ We hereby direct the proxyholder to vote the securities of the Company recorded in my/our name as specified herein.
I/ We hereby revoke any proxy previously given to attend and vote at said Meeting.
SECURITYHOLDER SIGN HERE:

DATE SIGNED:

THIS FORM MUST BE SIGNED AND DATED ABOVE.

Proxy
SEE IMPORTANT VOTING INSTRUCTIONS ON REVERSE.
Resolutions
(For full details of each resolution, please see the enclosed Information Circular)

	For	Against	Withhold
1. To change the name of the company to BPI Energy Holdings, Inc.
2. To increase the number of shares of common stock that the company is authorized to issue to 200 million shares.
3. To increase the quorum necessary to transact business at a meeting of the company’s shareholders to the holders of 33 1/3% of our shares of common stock present or represented at the meeting.
4. To permit meetings of our shareholders to be held outside of British Columbia, Canada.

 INSTRUCTIONS FOR COMPLETION OF PROXY

1.	This Proxy is solicited by the Board of Directors and management of the Company.

2.	This form of proxy (“Instrument of Proxy”) must be signed by you, the holder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3.	If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the holder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the holder, by Pacific Corporate Trust Company.

4.	A holder who wishes to attend the Meeting and vote on the resolutions in person may simply register with the scrutineers before the Meeting begins.

5.	A holder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

(a) appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder). Where no choice is specified by a holder with respect to a resolution set out in the Instrument of Proxy, a management appointee acting as a proxyholder will vote the resolution as if the holder had specified an affirmative vote; OR

(b) appoint another proxyholder, who need not be a holder of the Company, to vote according to the holder’s instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the meeting in the space provided for an alternate proxyholder. If no choice is specified, the proxyholder has discretionary authority to vote as the proxyholder sees fit.

6.	The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the holder on any poll of a resolution that may be called for and, if the holder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly, subject to applicable law. Further, if so authorized by this Instrument of Proxy, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit, subject to applicable law.

7.	If a holder has submitted an Instrument of Proxy, the holder may still attend the Meeting and may vote in person. To do so, the holder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

8.	To be represented at the Meeting, proxies must be submitted no later than forty-eight (“48”) hours, excluding Saturdays, Sundays and holidays, prior to the time of the Meeting or adjournment thereof.
VOTING METHODS
INTERNET VOTING 24 Hours a Day, 7 days a week
If a HOLDER ID and HOLDER CODE appear on the face of this proxy in the address box, holders may complete internet voting at www.stocktronics.com/webvote.
To receive securityholder communications electronically in the future, simply fill in your e-mail address at the bottom of the Internet Voting page.
TELEPHONE VOTING 24 Hours a Day, 7 days a week
If a HOLDER ID and HOLDER CODE appear on the face of this proxy in the address box, holders may complete telephone voting at 1-888-Tel-Vote (1-888-835-8683). Please have this proxy in hand when you call. A proxyholder that is not a management proxyholder cannot be appointed by telephone.
RETURN YOUR PROXY BY MAIL OR FAX to PACIFIC CORPORATE TRUST COMPANY
625 Howe Street, 10th Floor, Vancouver, British Columbia, V6C 3B8. Fax number 604-689-8144.
Voting by mail or fax may be the only method for holdings held in the name of a corporation or holdings voted on behalf of another individual. Do not mail the printed proxy or VIF if you have voted by the internet or telephone.